UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07763

The Masters’ Select Funds Trust
(Exact Name of Registrant as Specified in Charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of Principal Executive Offices)

Kenneth E. Gregory
4 Orinda Way, Suite 200-D
Orinda, CA 94563
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2010

Item 1. Reports to Stockholders.

The Masters’ Select Funds Trust

Semi-Annual Report

The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund
The Masters’ Select Focused Opportunities Fund

June 30, 2010

www.mastersfunds.com

The Masters’ Select Concept

In constructing the Masters’ Select Funds, the goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1.	Only stock pickers Litman/Gregory believes to be exceptionally skilled are chosen to manage each fund’s sub-portfolios

2.
Of equal importance, each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest conviction” stocks. In the Focused Opportunities Fund, each stock picker may own no more than seven stocks.

3.	Although each manager’s portfolio is concentrated, Masters’ Select seeks to manage risk partly by building diversification into each Fund.

•	With the Equity and International Funds, Litman/Gregory has sought to achieve this by including managers with differing investment styles and market cap orientations.

•
With the Smaller Companies Fund, much like Equity and International, Litman/Gregory has brought together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•
With the Value Fund, Litman/Gregory has included managers who each take a distinct approach to assessing companies and defining value. Please note that the Value Fund is classified as a “non-diversified” fund; however, its portfolio has historically met the qualifications of a “diversified” fund.

•
With the Focused Opportunities Fund, this is done by using multiple managers with diverse investment styles. However, even with this diversification, the Fund is classified as a “non-diversified” fund, as it may hold as few as 15 stocks and no more than 21 stocks. In the future, if more sub-advisors are added, the Fund could become more diversified.

4.
Litman/Gregory believes that excessive asset growth often results in diminished performance. Therefore, each Masters’ Select Fund may close to new investors at a level that Litman/ Gregory believes will preserve each manager’s ability to effectively implement the “select” concept. If more sub-advisors are added to a particular Fund, the Fund’s closing asset level may be increased.

Portfolio Fit

As with all equity funds, Masters’ Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds’ net asset values decline. Within that context, we created the Masters’ Select Equity and Masters’ Select International Funds to be used as core equity and international fund holdings. Masters’ Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters’ Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Masters’ Select Focused Opportunities Fund has been created to provide a core large-cap holding for long-term investors. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds’ overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

Diversification does not assure a profit or protect against a loss in a declining market.

Contents

Our Commitment to Shareholders	2
Funds’ Performance	3
Letter to Shareholders	4
Masters’ Select Equity Fund
Equity Fund Review	5
Equity Fund Managers	8
Equity Fund Stock Highlights	9
Equity Fund Schedule of Investments	13
Masters’ Select International Fund
International Fund Review	15
International Fund Managers	19
International Fund Stock Highlights	20
International Fund Schedule of Investments	23
Masters’ Select Value Fund
Value Fund Review	25
Value Fund Managers	29
Value Fund Stock Highlights	30
Value Fund Schedule of Investments	31
Masters’ Select Smaller Companies Fund
Smaller Companies Fund Review	32
Smaller Companies Fund Managers	36
Smaller Companies Fund Stock Highlights	37
Smaller Companies Fund Schedule of Investments	40
Masters’ Select Focused Opportunities Fund
Focused Opportunities Fund Review	42
Focused Opportunities Fund Managers	46
Focused Opportunities Fund Stock Highlights	47
Focused Opportunities Fund Schedule of Investments	48
Expense Examples	49
Statements of Assets and Liabilities	50
Statements of Operations	51
Statements of Changes in Net Assets
Equity Fund	52
International Fund	52
Value Fund	53
Smaller Companies Fund	53
Focused Opportunities Fund	54
Financial Highlights
Equity Fund	55
International Fund	56
Value Fund	57
Smaller Companies Fund	58
Focused Opportunities Fund	59
Equity and International Investor Class	60
Notes to Financial Statements	61
Other Information	72
Index Definitions	73
Industry Terms and Definitions	75
Trustee and Officer Information	76

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters’ Select Funds. Statements and other information in this report are dated and are subject to change.

Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

v2008-08

Table of Contents  1

Litman/Gregory Fund Advisors’ Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•
Investments from new shareholders in each Fund are expected to be limited so that each manager’s Masters’ Select asset base remains small enough to retain flexibility to add value through individual stock picking.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the Funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any Fund, which is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to Fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•
We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Masters’ Select Funds, and a low minimum no-load Investor share class for the Masters’ Select Equity Fund and Masters’ Select International Fund.

•
We also will work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these Funds offer value that we can’t find/obtain elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of our clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the Funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

2  The Masters’ Select Funds Trust

Masters’ Select Funds’ Performance

	Average Annual Total Returns
Institutional Class Performance as of 6/30/2010	Year-to Date	One Year	Three-Year	Five-Year	Ten-Year	Since Inception
Masters’ Select Equity Fund (12/31/1996)	-4.41%	18.99%	-11.23%	-1.65%	0.14%	5.32%
Russell 3000 Index	-6.05%	15.72%	-9.47%	-0.48%	-0.92%	4.54%
Custom Equity Index	-6.34%	15.10%	-9.78%	-0.25%	-0.36%	4.58%
Lipper Multi-Cap Core Fund Index	-5.67%	16.90%	-9.04%	0.15%	-0.31%	4.56%
Gross Expense Ratio: 1.34% Net Expense Ratio as of 4/30/10: 1.33%

Masters’ Select International Fund (12/1/1997)	-10.11%	7.60%	-10.62%	4.02%	2.39%	7.78%
S&P Global (ex U.S.) LargeMidCap Index	-10.68%	11.11%	-9.73%	4.13%	2.39%	5.21%
Lipper International Large-Cap Core Fund Index	-13.01%	5.72%	-13.50%	0.68%	-0.21%	3.56%
Gross Expense Ratio: 1.27% Net Expense Ratio as of 4/30/10: 1.15%

Masters’ Select Value Fund (6/30/2000)	-4.75%	15.91%	-13.45%	-2.57%	2.51%	2.51%
Russell 3000 Value Index	-4.83%	17.57%	-12.13%	-1.56%	2.74%	2.74%
Lipper Large-Cap Value Index	-5.35%	13.04%	-11.28%	-1.29%	-0.31%	-0.31%
Gross Expense Ratio: 1.45% Net Expense Ratio as of 4/30/10: 1.42%

Masters’ Select Smaller Companies Fund (6/30/2003)	-3.14%	24.60%	-10.24%	-1.30%	n/a	4.52%
Russell 2000 Index	-1.95%	21.48%	-8.60%	0.37%	n/a	5.83%
Lipper Small-Cap Core Index	-2.09%	21.68%	-7.59%	1.15%	n/a	6.38%
Gross Expense Ratio: 1.63% Net Expense Ratio as of 4/30/10: 1.62%

Masters’ Select Focused Opportunities Fund (6/30/2006)	-5.56%	19.55%	-10.76%	n/a	n/a	-4.04%
S&P 500 Index	-6.66%	14.42%	-9.82%	n/a	n/a	-3.03%
Gross Expense Ratio: 1.50% Net Expense Ratio as of 4/30/10: 1.40%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The funds impose a 2.00% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly. See page 73 for the index definitions.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. The Master’s Select International Fund will invest in emerging market countries, which involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Masters’ Select Value and Masters’ Select Focused Opportunities are non-diversified funds, which means that each respective fund may concentrate more of its assets in fewer individual holdings than a diversified fund. Though primarily equity funds, the Value and Focused Opportunities funds may invest portions of assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

Gross and net expense ratios are for the institutional share class and are per the Prospectus dated April 30, 2010. Through April 30, 2011, Litman/Gregory has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund and 1.02% of the Focused Opportunities Fund.Litman/Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman/Gregory has agreed not to seek recoupment of advisory fees waived. Through April 30, 2011, Litman/Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations within the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund, and the Focused Opportunities Fund. Please see page 55-60 for the financial highlights and page 49 for the expense example for updated information on Fund expenses.

Funds’ Performance  3

Dear Fellow Shareholder,

Global stocks prices rode a roller coaster in the first half of 2010. The S&P 500 was up over 9% on the year at its high in April before finishing down 7% at the end of June. Most foreign stock benchmarks declined even more.In this environment four of five Masters’ Select funds - outperformed their benchmarks though all were in the red during the first half. The outperformance was a continuation of a trend that began around the beginning of last year. Over the past 18 months four of the five Masters’ Select funds have outperformed their benchmarks by very wide margins, ranging from 17 percentage points to 23 percentage points (1700 to 2300 basis points).

With many developed world economies continuing to suffer from various debt-related stresses, the outlook for economic growth remains challenged. And though earnings have had a strong rebound from the depths of the recession, the uncertainty around the economic recovery creates doubt about the potential for earnings growth and stock returns over the next few years. In this environment we believe that each Masters’ Select manager’s freedom to focus on the stocks of a small handful of companies that they believe are most attractively priced relative to their fundamentals could be a material advantage. Indeed, Litman/Gregory’s top-down analysis that broad stock market returns over the next five years are likely to be low (we believe a mid-single digit return range for the S&P 500 is most likely) is at odds with the potential returns a number of our sub-advisors believe are achievable from their concentrated Masters’ Select portfolios. (Note—our top-down work plays no part in Masters’ Select.) For example, Southeastern Asset Management’s Mason Hawkins recently told us that the stock prices of the companies they hold are at a larger than normal discount to their assessment of those companies’ value suggesting the potential for higher than average returns. They also make the point that the companies they own are, on average, much higher quality than is typically the case. Southeastern’s Hawkins is not alone in this view. To get a sense for the potential at the individual stock-picking level we strongly encourage you to read the stock write-ups provided by the Masters’ Select managers starting on pages 9, 20, 30, 37 and 47.

As we move further into the second decade of the 2000s we believe it is important to remind our Masters’ Select shareholders of our commitment as stewards of our collective capital. Our due diligence process involves extensive contact with our managers and their analyst teams to understand and assess their investment philosophy, process and execution, the talent and depth of their research teams, the drivers of their historical performance, their approach to running concentrated portfolios and their commitment to Masters’ Select. Our discussions cover the conceptual though the primary focus is on gaining a detailed understanding of the research and thinking behind the stocks they hold, and their key mistakes and successes, with the ultimate aim of determining whether we believe they have a sustainable investment edge. We also work our industry network to find out what we can, especially from people who worked with them in the past. The research on each manager is conducted by a lead analyst and a secondary analyst, who also serves as a devil’s advocate (DA). The DA is responsible for identifying and making sure any negatives or question marks are fully considered with respect to our opinion of any manager we are considering for Masters’ Select as well as managers already part of our team. All of this research is ongoing with regular contacts with the Masters’ Select stock pickers and their analyst teams. Finally, all information is fully vetted among our entire research team, led by the two of us.

We do all this work because we know, and research supports, that selecting stock pickers is not as simple as relying on historic performance. Some managers will put up great numbers due to luck. For others outperformance may result from skill and an investment edge but changes to the process, the team, the firm, or the asset base can cause that edge to dissipate. Moreover, as we’ve written in past reports, even highly skilled stock pickers can go through periods of poor performance only to rebound into a new run of superior performance. For all these reasons it’s essential to our edge (as we view it) to thoroughly, regularly and honestly assess each of our sub-advisors (or potential sub-advisors) to make sure that we understand what we believe to be the source of their edge and that we believe it is likely to continue.

As we look ahead the one thing we can promise is that we will be diligent in doing all we can to ensure that the Masters’ Select sub-advisors are worthy of being called “world class” and that their Masters’ Select portfolios reflect their considerable talents.

Sincerely,

Ken Gregory and Jeremy DeGroot

Performance discussions for the Equity Fund and the International Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

References to other mutual funds should not be interpreted as an offer of these securities.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Please see page 73-74 for index definitions. You cannot invest directly in an index.

Please see page 75 for industry definitions.

4  The Masters’ Select Funds Trust

Masters’ Select Equity Fund Review

During the first six months of 2010, Masters’ Select Equity outperformed its Russell 3000 Index benchmark by losing less in a down market. Equity declined 4.4%, compared to a 6.1% loss for the benchmark. This recent outperformance continues a stretch of overall outperformance that started in 2009 including the market decline early in the year and then during the market rebound. Overall, Equity has returned 23.9% over the last 18 months compared to 13.3% for the Russell 3000 Index. (This is an annualized return.) Longer-term the fund’s average annual total return over the past 10 years has also topped its benchmark’s return, by 1.06 percentage points.

Performance as of June 30, 2010

		Average Annual Total Returns
	Year to Date Return	One Year	Three- Year	Five- Year	Ten- Year	Since Inception
Masters Select Equity Fund (12/31/1996)	-4.41%	18.99%	-11.23%	-1.65%	0.14%	5.32%
Russell 3000 Index	-6.05%	15.72%	-9.47%	-0.48%	-0.92%	4.54%
Custom Equity Index	-6.34%	15.10%	-9.78%	-0.25%	-0.36%	4.58%
Lipper Multi-Cap Core Fund Index	-5.67%	16.90%	-9.04%	0.15%	-0.31%	4.56%

Performance data quoted represents past performance; past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Portfolio Commentary

Factors that contributed to Masters’ Select Equity first-half performance are discussed in the following paragraphs along with an update of noteworthy developments relating to the portfolio composition.

Performance of managers: In the first half of 2010, five of the seven Masters’ Select Equity stock pickers outperformed their respective benchmarks, while two managers significantly underperformed. Of the five outperforming managers, netting out their management fees, the margin of outperformance ranged from 1.3 percentage points to 9.9 percentage points. As we have written in the past, we do not expect short-term outperformance from every manager in every time period. Our goal for all of our investment managers is long-term outperformance relative to their respective benchmarks. Through June 30, 2010, all four of the sub-advisors who have been on the fund since its inception over 13 years ago have achieved that goal. The other three sub-advisors have yet to build a long-term record on Masters’ Select Equity but so far two of the three are also ahead of their benchmarks. Out of this group we are particularly pleased with Clyde McGregor, who runs 20% of the fund’s portfolio. McGregor has beaten his Russell 3000 Value benchmark by over 5 percentage points (annualized) in his 21 months with Masters’ Select. This is particularly gratifying because prior to McGregor’s involvement, this “sleeve” of the fund had severely underperformed and hurt the fund’s long-term record.i

Sector and stock-picking impact: We focus on the performance of individual stocks rather than the effect of sector allocation when discussing the performance of our funds, though at times sector exposure may provide some insight into the funds’ relative performance. Based on attribution through the first half of 2010, Masters’ Select Equity’s overall sector exposure had only a marginal positive impact on performance relative to the Russell 3000 benchmark, with no single sector weighting contributing or detracting meaningfully from relative performance. On the stock-selection front, the managers’ holdings in health care, information technology, and energy helped relative performance, more than offsetting underperforming holdings in the financial and telecom sectors.

Leaders and laggards: The table below lists the biggest contributors to and detractors from performance for the quarter.

In terms of stock selection, the fund’s 10 largest contributors to performance were spread across a number of industries. Casino operator Las Vegas Sands continued the strong run that began last year, and was again one of the most strongly positive contributors in the period. Turner is one of two managers who own the stock—see page 9 for their discussion of this holding. Apple was another top contributor, and was also owned by two managers in the first half of the year. One of those managers, Friess Associates, believes that debt-free Apple is in the early stages of several new product cycles—highlighting the redesign of iPhone4 and the iPad—and says that the company is pioneering new ground in the way consumers access and pay for information and entertainment. Friess estimates that the company will grow earnings by over 50% this year. More of the firm’s thinking about Apple is discussed on page 9.

As for detractors, a handful of the biggest detractors were technology stocks, including Qualcomm, which designs, manufactures, and markets digital wireless telecommunications products and services. Sands Capital believes that as the world continues to roll out 3G networks to support the expanding smart phone market, Qualcomm is well positioned to benefit in both its chipset business and, more importantly, its lock on the royalty stream generated by increased adoption of its patent-protected CDMA and WCDMA air interface technology. Another detractor was Broadridge Financial Solutions, a leading provider of technology-based outsourcing solutions to the financial-services industry. Broadridge is a Clyde McGregor stock and he is confident in the firm’s long-term business opportunity based on the growing complexity of trading instruments, increasing globalization of the

[i]
The managers and their respective benchmarks are: Bill D’Alonzo: Russell 2500 Growth Index; Christopher Davis and Ken Feinberg: S&P 500 Index; Mason Hawkins: Russell 3000 Value Index; Clyde McGregor: Russell 3000 Value Index; Frank Sands Jr, John Freeman and Michael Sramek: Russell 1000 Growth Index; Bob Turner: Russell 1000 Growth Index; Dick Weiss: Russell 2000 Index.

Fund Summary 5

securities markets, expanding regulation, and increasing acceptance of outsourcing. For more detail, see McGregor’s discussion of Broadridge on page 11. At the end of the first half of the year, nine of the 10 largest detractors remain in the portfolio. Only American Semiconductor, which supplies electrical systems used in wind turbines, was sold. Turner sold the holding in the quarter after China reported that it may slow its commitment to wind turbine production.

It is important to understand that the fact that a stock has lost (or made) money for Masters’ Select in a quarter tells us nothing about how successful the holding was or will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold.

Masters’ Select Equity Fund Contribution by Holding For the Six Months Ended June 30, 2010

Top Contributors		Bottom Contributors
Security	Portfolio Contribution	Security	Portfolio Contribution
Kinetic Concepts, Inc.	0.48%	Chesapeake Energy Corp.	(0.52%)
Las Vegas Sands Corp.	0.44%	Level 3 Communications, Inc.	(0.48%)
Berkshire Hathaway, Inc. – Class A	0.38%	Google, Inc. – Class A	(0.45%)
Apple, Inc.	0.27%	Dell, Inc.	(0.40%)
Taser International, Inc.	0.23%	Bank of New York Mellon Corp.	(0.39%)
Finisar Corp.	0.21%	Radian Group, Inc.	(0.36%)
Pyschiatric Solutions, Inc.	0.21%	Broadridge Financial Solutions, Inc.	(0.30%)
Smith International, Inc.	0.20%	Cemex S.A.B. de C.V. – ADR	(0.30%)
Illumina, Inc.	0.19%	QUALCOMM, Inc.	(0.27%)
F5 Networks, Inc.	0.18%	American Superconductor Corp.	(0.25%)

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

6  The Masters’ Select Funds Trust

Portfolio mix: Over time, sector weights in the fund may vary widely from those of its benchmark, which reflects the managers’ bottom-up stock selection process rather than a desire to mimic the index. At the end of the first half, the portfolio’s widest sector deviation was consumer staples, which was a 5.3% underweight to the benchmark’s 9.8% weight. All other sector weights were within five percentage points of the benchmark, with the majority of sectors within three percentage points of the benchmark weight. As far as the fund’s overall sector weightings, in the first half of 2010 there were only a few material shifts in the sector allocations. The portfolio’s health care weighting decreased from 16% to 12%, bringing the portfolio’s sector weight in line with the benchmark. Technology exposure increased from 17% to 21%, and is now a modest overweight to the benchmark’s 18% weighting.

Differences between the fund and the benchmark are particularly apparent in the fund’s meaningful exposure to foreign-domiciled companies such as Cemex SA (Mexico), Cheung Kong Holdings, Ltd (Hong Kong), ASML Holding NV (Netherlands), and most recently, China Wireless Technology, which was added to the portfolio in the second quarter of this year. In the first half of the year, exposure to non-U.S. domiciled companies declined from 19% to 16%.

As for company size, the fund’s market-cap exposure has shifted meaningfully since the beginning of the year. Mid-cap exposure has increased from approximately 30% to 42%, and mid-cap exposure is now at its highest level in the fund’s history. The increase in mid-cap exposure has come from reductions in both large-cap and small-cap names. Small-cap exposure midway through the year was roughly 5.0%, which is very close to the fund’s lowest small-cap weighting ever, which was 4.1%. The fund’s weighted-average market-cap increased to $26.3 billion.\

By Sector
	Sector Allocation
	Fund as of 12/31/09	Fund as of 6/30/10	Russell 3000 Index as of 6/30/10
Consumer Discretionary	12.0%	12.5%	11.0%
Consumer Staples	2.6%	4.5%	9.8%
Energy	13.3%	12.3%	9.9%
Finance	18.8%	19.2%	17.1%
Health Care & Pharmaceuticals	16.6%	12.4%	12.3%
Industrials	9.6%	6.6%	11.3%
Materials	3.5%	4.5%	3.9%
Technology	17.1%	21.0%	18.3%
Telecom	1.7%	1.9%	2.8%
Utilities	0.0%	0.0%	3.8%
Cash Equivalents & Other	4.7%	5.1%	0.0%
	100.0%	100.0%	100.0%

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.25 billion
Mid-Cap Domestic
Large-Cap Domestic > $14.1 billion

Totals may not add up to 100% due to rounding

Taxes: Masters’ Select Equity has generated taxable gains in 2010, however the fund has a sizable tax-loss carry forward. For this reason it is extremely unlikely that the fund will distribute any capital gains in 2010 and it is very possible that the fund won’t distribute gains in 2011 and possibly beyond given the size of the loss carry forward.i

In Closing

The economy has improved from the extremely severe recession but in our view it seems likely that we will continue to face a challenging environment. However, a number of our sub-advisors are more optimistic in general and several are downright bullish, particularly at a stock-picking level. We hear about companies with fortress balance sheets, strong cash flow and that sell at low multiples to their free cash flow. These characteristics are not descriptive of all the stocks in the fund’s portfolio, but overall, our managers tell us that they are able to find stocks that they believe are very well positioned given their fundamentals and valuation. You can get some insights into the opportunities by reading the stock discussions written by the sub-advisors starting on page 9. We believe that very selective stock picking could make a material performance difference regardless of the stock market environment and in a low-return environment we think that could be particularly important. As we look ahead we believe that the current group of sub-advisors, which includes four of the original Masters’ Select Equity managers and three that have been part of the fund between 21 and 27 months, is the best we’ve ever had, from top to bottom. We believe that this bodes well for the fund’s potential and its ability to build on and improve the fund’s strong long-term record relative to its benchmarks.

[i]
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of its representatives may give legal or tax advice.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Fund Summary 7

Masters’ Select Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	20%	Mostly large companies	Blend
Bill D’Alonzo and Team	Friess Associates, LLC	10%	All sizes, but mostly small and mid-sized companies	Growth
Mason Hawkins	Southeastern Asset Management, Inc.	20%	All sizes and global, may have up to 50% foreign stocks	Value
Clyde McGregor	Harris Associates L.P.	20%	All sizes but mostly large and mid-sized companies	Value
Frank Sands, Jr./ A. Michael Sramek/ John Freeman	Sands Capital Management, LLC	10%	All sizes, but mostly large and mid-size companies	Growth
Robert Turner/ Frank Sustersic/ Jason Shrotberger	Turner Investment Partners, Inc.	10%	All sizes.	Growth
Richard Weiss	Wells Capital Management, Inc.	10%	All sizes, but mostly small and mid-sized companies	Blend

8  The Masters’ Select Funds Trust

Masters’ Select Equity Fund Stock Highlights

Apple, Inc. – Bill D’ Alonzo

When The Walt Disney Co. acquired Pixar, Pixar co-founder Steve Jobs became Disney’s largest shareholder and a member of its board. That gave Jobs a window into the entertainment world’s foremost authority on creating and selling content. Four years later, Jobs demonstrates an innovative brand of expertise in the field as Chief Executive of Apple, which is pioneering new ground in the way consumers access and pay for information and entertainment.

Nasdaq-listed Apple Inc. makes personal computers, software, and personal computing and communicating solutions. Examples of its products include its laptop computer called the MacBook, its digital music device named the iPod, and its smartphone known as the iPhone. Revenue climbed 28 percent to more than $51 billion in the 12 months through March. The company is debt-free.

Apple is in the early stages of new product cycles. During the June quarter, the company introduced iPhone 4, which represents the most significant redesign since the first iPhone was launched about three-and-a-half years ago. The company sold more than a half-million iPhone 4s per day in the days following its late-June debut. Earlier in the quarter, Apple introduced the iPad, a lightweight, touch-screen, multimedia device. The company sold more than three million iPads during their first 80 days of availability.

Given its large screen and high-quality graphics, the iPad is an ideal vehicle for content delivery. And, since the Apple model creates a flexible and profitable platform for content creators, the iPad could represent a transformational content device. The Friess Associates team spoke with contacts in various industries who raised possibilities ranging from publishers subsidizing iPads in exchange for subscription agreements to airlines saving thousands of pounds of weight and millions of dollars in costs by renting iPads for in-flight entertainment.

Apple grew March-quarter earnings 86 percent, topping estimates by more than one-third. Analysts predict Apple will grow earnings 51 percent this year. Given that growth and the company’s reputation for cutting-edge products, one might expect Apple to sell at the kind of premium high-profile growth stocks often fetch, but that’s not the case. The Friess Associates team bought Apple at just 14 times current 2010 earnings estimates and 12 times 2011 estimates. Even with its gain through June, the company’s shares still sell at 18 times this year’s estimates and 15 times next year’s.

Las Vegas Sands Corp. – Turner Team

Las Vegas Sands Corp. (LVS), incorporated in August 2004, owns and operates numerous casinos/hotels in Las Vegas, Macau, and Pennsylvania. The Las Vegas Operating Properties represent an integrated resort with approximately 7,100 suites and approximately 225,000 square feet of gaming space. Locations based in Las Vegas include the Venetian Resort Hotel Casino, the Palazzo Resort Hotel Casino, and the Sands Expo and Convention Center. The Macau Operating properties include the Sands Macao, the Venetian Macao, the Four Seasons Macao and other ancillary operations, which support these properties. The Macau Operating Properties represent an integrated resort with approximately 3,550 suites and approximately 850,000 square feet of gaming space. In May 2009 LVS opened the first phase of Sands Bethlehem on the site of the historic Bethlehem Steel Works in Bethlehem, Pennsylvania. Subsequent phases will incorporate more gaming as well as a hotel, retail, and dining complex.

Las Vegas Sands is closely tied to consumer sentiment and with sentiment improving during 2010, the casino operator recently started to report better than expected revenues from its Las Vegas operations based on improved booking trends. The company contends that the Las Vegas market should return to normal levels by 2011 helped by a more confident consumer. However, the growth of the company is tied more closely to the growth in the Macau gaming market and in areas such as Singapore which has massive appeal for the company. Just last month, gaming revenue in Macau hit a record level of 17 billion Patacas (equivalent to $2.3 billion). With over 20% of market share in the Macau market, Las Vegas Sands is positioned nicely to capitalize on tremendous growth prospects. Within the Macau market, gaming activity and hotel bookings have already shown improvement from the 2009 depressed levels. In early 2010 an announcement was made that Macau will seek to regulate the building of future casinos to prevent overheating of the market. Las Vegas Sands stands to benefit from these measures which will create barriers to entry for new competitors, but will not affect their new projects as they have already been granted regulatory approval.

Over the last few years, the company has established positions in Pennsylvania and Singapore and we believe they have made an effective transition to becoming an Asian-centric company. The company recently opened its newest location, the Marina Bay Sands property, in Singapore and the opening drew impressive reviews. This location is focused on convention traffic and should do well in a heavily populated area of the world along with being an attractive tourist site. The company is also on target for its Cotai strip project with the first phase scheduled to open in July 2011. Additionally, there are three to four more projects planned for Macau’s Cotai strip over the next five years.

Competition is clearly the main threat to Las Vegas Sands as it continuously competes with the likes of MGM Grand and Wynn to lure consumers into their hotels/casinos. Each of these companies has a foot in the door in Macau and all have an eye for future growth by expanding internationally. We believe that Las Vegas Sands is fully equipped to thrive in such a competitive landscape as the company is well-capitalized and maintains a healthy balance sheet, which should lead to future growth opportunities.

Overall, the company should continue to benefit from a growing Macau gaming market, a rebound in the Las Vegas market along with new locations that will attract new customers in areas such as Singapore and the Cotai strip.

Valuation of Company: The security is currently trading at 11.3 times 2011 estimated EV/EBITDA. Our price target for Las Vegas Sands is $30 based on a 13 times multiple of our 2011 EBITDA estimate. We believe this view is due to the strong growth we see from Macau and Singapore leading to an EBITDA growth rate of 50% over the next two years. This growth should come from the Marina Bay Sands in Singapore which is seeing

Fund Summary  9

a strong consumer response following its spring opening. We believe bookings are trending strong and yield levels in the region are above the company average. Traffic has been driven by strong demand from geographies such as Malaysia, Indonesia, and Singapore itself. Macau should add to this growth through continued market strength witnessed by greater than 65% growth YTD and future development of the remaining Macau properties.

Visa, Inc. – Sands Team

Visa operates the world’s largest payment network, processing greater than 50% of all credit and debit transactions globally. Visa’s network serves as the critical link connecting merchants, merchant acquirers (who affiliate merchants to accept electronic payments and process transactions), and card issuers. The primary driver of growth is the steady shift globally from paper-based forms of payment (i.e., cash and checks) to plastic/electronic payments. Visa generates revenue by charging brand licensing and transaction fees to card issuers and merchant acquirers based on dollar and transaction volume processed on its largely fixed-cost and therefore highly scalable network. While Visa competes with other card networks such as MasterCard, the industry is essentially a duopoly/oligopoly with extremely high barriers to entry.

Recently, the United States financial sector has been under pressure stemming from the financial overhaul bill underway in Congress. Senator Durbin’s Amendment to the bill, seeking to lower fees paid by merchants for accepting debit, has lead to confusion and fear on how the legislation would impact Visa’s business model. The amendment centers on a couple of key reforms, including debit interchange regulation, minimum/maximum transaction limits, merchants’ ability to offer discounts and, recently, network exclusivity. Nothing in the Durbin Amendment directly impacts Visa’s profitability, nor is there anything to suggest that volumes will be materially impacted. Similar recent legislation in Australia provides a case study, and in that case neither profitability nor volumes were impacted. We believe even if the Amendment passes in its current form in the U.S., its impact on Visa’s revenues would be small to none. While an overhang on the stock could persist until there is more clarity in the legislation, this should emerge over time as the bill is signed into law and rule-making progresses.

We believe market misunderstandings over the Durbin Amendment have led to the recent 20% pullback in Visa’s stock price and that concerns are overblown and will likely pass over time as earnings continue to grow at Visa and as investors shift their focus to fundamentals. In our opinion, the core pillars underlying the Visa investment case remain very strong (i.e., the secular dynamics driving growth in credit and debit payments globally and the value in terms of convenience/security/cost they create for the end user) and far outweigh the incremental risk arising from U.S. regulatory scrutiny. We view Visa as a high-quality business that continues to meet all of our six investment criteria, and we still expect the company to deliver approximately 20% earnings-per-share growth over the next 3-5 years. As such, we took the opportunity to initiate a position in the business after the recent stock pullback in both the Select Equity and Focused Opportunities funds.

Loews Corp. – Chris Davis and Ken Feinberg

Loews is a holding company with interests in property & casualty insurance, offshore drilling, natural gas transmission pipelines, natural gas exploration and production, and hotels. Loews is an attractive investment because (i) the public market value of the holding company is at a substantial discount to the sum of its investments (many of which are publicly traded entities themselves), (ii) the companies in which Loews is invested trade at reasonable valuations themselves given their growth prospects and competitive positions, and (iii) management at Loews, with Jim Tisch as the CEO, has demonstrated over the long-term that they are talented and disciplined allocators of capital.

Loews is managed by members of the Tisch family, who collectively own ~25% of the company. Over half a century, Loews has invested in and divested of various businesses and opportunistically repurchased its own shares, all from the perspective of long-term owner-operators. Its shares outstanding today are about one third what it was in 1970. Over 50 years, the company’s return to shareholders has averaged a terrific 16%, compared to 6% for the S&P 500 index. This is a testament to their investing acumen and prudent allocation of capital.

Loews’ current portfolio of investments includes three publicly traded companies (CNA Financial, Diamond Offshore, and Boardwalk Pipelines) whose combined market value exceeds the market value of Loews common stock itself. In addition, Loews has $4 per share of private company investments and $6 per share of cash net of its long-term debt, which is available to be invested in opportunities as they present themselves. The current discount of Loews’ share price to the market value of its net assets is 27%, and adjusted to exclude net cash and certain debt and preferred share investments in its subsidiaries the discount is 34%.

The publicly traded subsidiaries all appear to be attractively valued as well. CNA Financial, the P&C insurer, trades for 0.7x its tangible book value and 9x earnings. Insurance isn’t an easy business, but at those multiples there is a decent margin of safety. Diamond Offshore owns and operates offshore drilling platforms globally. Diamond is valued in public markets at 6x its trailing earnings. While BP’s oil spill in the Gulf of Mexico has created uncertainty about offshore drilling prospects in the near-term, longer-term we believe that the global demand for oil will require greater offshore development and demand for Diamond’s drilling rigs. Diamond remained largely unlevered in recent years, and has taken advantage in the last year to acquire new-build rigs from distressed sellers at attractive valuations. Boardwalk Pipelines is a master limited partnership that owns and operates interstate gas transmission pipelines. Loews acquired two pipelines at attractive valuations after the sector experienced distress in the early 2000s. Since then, Boardwalk has invested significant capital into new pipeline projects to service growing natural gas production from shale basins. The current distribution yield is 7%, and should increase as its capital projects fully come online.

10  The Masters’ Select Funds Trust

Loews continues to repurchase shares at current prices. Considering the shareholder friendly management and proven, shrewd capital allocation by CEO Jim Tisch, we are excited about Loews’ potential to produce attractive returns for long-term owners.

Broadridge Financial Solutions, Inc. – Clyde McGregor

Broadridge Financial Solutions (BR) is a leading provider of technology-based outsourcing solutions to the financial services industry. BR systems reduce the need for clients to make significant capital investments in operations infrastructure, thereby allowing them to increase their focus on core business activities. We believe the stock is cheap without any environmental change but would prove to be compelling were financial markets activity to recover. The fixed cost nature of the business means that margins on incremental revenue whether from new business or increased market activity will be very high.

Having recently divested its Clearing and Outsourcing Solutions unit, Broadridge now classifies its operations into two business segments:

1)
Investor Communications Solutions (the bulk of revenues and profits): this segment primarily involves the processing and distribution of proxy materials to investors in equity securities, mutual funds, and hedge funds.

2)	Securities Processing Solutions: this segment provides a variety of computerized transaction processing services that essentially automate equity, fixed income, and options trades.

In our opinion, the investment opportunity in Broadridge arises because it was a spin-off from a great company (Automatic Data Processing), it has strong management, it generates considerable free cash flow, and the stock is inexpensive. Value investors normally find spin-offs to offer interesting possibilities, but the case is stronger when the former parent was stocked with a deep and impressive management team. We find BR’s management to be intelligent and shareholder-oriented, and note that the well-regarded Chairman of ADP’s Board of Directors is also chairman at BR. Under ADP, BR’s significant free cash flow was used to support growth initiatives in other units. BR management now has the flexibility to use the cash flow to pay down debt, repurchase shares, and make small acquisitions. Another opportunity that management quickly realized after the spinoff was to develop a new compensation structure for salespeople tailored to BR’s particular dynamics. After an initial digestion period, many spin-off issues appreciate to a new equilibrium level. This has not happened with BR, and we believe that the bear market that developed soon after the spin is the cause.

Broadridge’s long-term business opportunity rests on growth in investor activity, growth in the complexity of trading instruments, increasing globalization of the securities markets, expanding regulation, and increasing acceptance of outsourcing. While investor activity, particularly at the individual level has suffered since 2008, we do not expect this downturn to be permanent. Globalization continues apace, and this adds complexity, which provides opportunities for solutions providers such as BR. Additional compliance reporting requirements are also a favorable development.

Broadridge’s valuation can be thought of in two parts. BR’s core business is characterized by significant recurring revenues and 2009 results were almost entirely “core.” The recurring portion of the business grows in the low to mid single digits and generates an attractive high single digit free cash flow yield (prior to dividends). Our valuation, primarily based on comparables as well as historic transactions, on this portion of the business alone provides material upside to the current stock quote. A return to normal or at least previously realized conditions in the financial markets would increase both transaction volumes and event driven revenues. As previously noted, given BR’s high fixed cost model, this incremental business has a substantial impact to the bottom line. This provides additional upside.

Ariba, Inc. – Dick Weiss

Ariba provides spend management solutions that allow enterprises to efficiently manage the purchasing of non-payroll goods and services required to run their business. Their solutions include software, network access, professional services and expertise. Its products streamline and improve the business processes related to the identification of suppliers of goods and services, the negotiation of the terms of purchases, and ultimately the management of ongoing purchasing and settlement activities.

Ariba is emerging from a very significant transition as the only survivor of the B2B internet bubble. To achieve this success, it made two significant moves on the past 5 years. In 2004, it acquired FreeMarkets, its primary competitor in spend management with a focus on services and reverse auctions. Starting in 2005, Ariba began to shift its business model from a software licensing model to a SAAS (software as a service) model. The software industry is evolving toward an on-demand model as evidenced by the success of salesforce.com. A result of this shift is that Ariba significantly broadened its served market as smaller customers no longer faced the significant deployment costs inherent in a licensed model.

The fact that Ariba was able to grow sales through the recent difficult economic environment is testimony to the successful transition of its business model. While sixty-five percent of revenue in 2008 was related to software services and maintenance compared to only thirty-five percent of revenue generated from the subscription (SAAS), the situation will be nearly reversed by 2011 when more than fifty percent of revenue will be SAAS based. The company was able to absorb a decline in service and maintenance revenue and continue growing due to the twenty to twenty-five percent per year growth of subscription sales.

Fund Summary  11

Looking forward, with the transition largely complete, Ariba can begin to reap the advantage of its positioning as a category leader. We believe the spend category represents a huge, possibly multi-billion dollar market, over time. Already Ariba’s network encompasses more than two-hundred fifty thousand trading partners that transact more than $100 billion on its network. Given its dominance in the SAAS spend management space; the company is beginning to add to its product line by offering specialized services such procurement-through-invoicing services. Another source of growth will come from slow increases in the fees it charges suppliers to be on the network.

We find the stock attractive selling at less than half of its SAAS peers. While some discount is warranted due to Ariba’s legacy revenue, the current discount is excessive given the on-going mix change. The company also has net cash representing over twelve percent of its equity value and it continues to generate excess cash. Poised to experience accelerating growth, we still maintain a position in the stock despite its strong performance since purchased years ago.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings in this report.

See page 75 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

12  The Masters’ Select Funds Trust

Masters’ Select  Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 94.9%

Consumer Discretionary: 12.5%
20,000	Amazon.com, Inc.*	$2,185,200
171,000	DIRECTV – Class A*	5,800,320
225,000	Disney (Walt) Co.	7,087,500
213,051	Interpublic Group of Companies, Inc.*	1,519,054
40,100	Kohl’s Corp.*	1,904,750
146,260	Las Vegas Sands Corp.*	3,238,196
95,100	Mohawk Industries, Inc.*	4,351,776
20,000	New Oriental Education & Technology Group – ADR*	1,863,800
49,500	Petsmart, Inc.	1,493,415
106,990	Tenneco, Inc.*	2,253,209
42,000	Time Warner Cable, Inc.	2,187,360
61,000	Urban Outfitters, Inc.*	2,097,790
		35,982,370
Consumer Staples: 4.5%
18,400	Coca-Cola Co.	922,208
74,330	Costco Wholesale Corp.	4,075,514
36,750	Procter & Gamble Co.	2,204,265
407,000	Sara Lee Corp.	5,738,700
		12,940,687
Energy: 12.3%
176,400	Canadian Natural Resources Ltd.	5,861,772
212,000	Cenovus Energy Inc.	5,467,480
356,000	Chesapeake Energy Corp.	7,458,200
50,590	EOG Resources, Inc.	4,976,539
29,500	FMC Technologies, Inc.*	1,553,470
60,000	National Oilwell Varco, Inc.	1,984,200
34,500	Range Resources Corp.	1,385,175
37,900	Schlumberger Ltd.	2,097,386
54,500	Smith International, Inc.	2,051,925
44,230	Southwestern Energy Co.*	1,709,047
23,000	Transocean, Inc.*	1,065,590
		35,610,784
Financials: 19.2%
185,800	American Express Co.	7,376,260
140,000	AON Corp.	5,196,800
368,500	Bank of New York Mellon Corp.	9,098,265
56	Berkshire Hathaway, Inc. – Class A*	6,720,000
294,411	CapitalSource, Inc.	1,401,396
107,500	Charles Schwab Corp.	1,524,350
527,000	Cheung Kong Holding Ltd. – ADR	5,986,720
21,300	Fairfax Financial Holdings Ltd.	7,896,123
89,000	Glacier Bancorp, Inc.	1,305,630
128,000	Loews Corp.	4,263,680
169,120	Radian Group, Inc.	1,224,429
75,300	Transatlantic Holdings, Inc.	3,611,388
		55,605,041
Health Care, Pharmaceuticals & Biotechnology: 12.4%
39,990	Alexion Pharmaceuticals, Inc.*	2,047,088
117,300	Covidien Ltd.	4,713,114
75,500	Greatbatch, Inc.*	1,684,405
264,468	Health Management Association, Inc.*	2,054,917
46,300	Illumina, Inc.*	2,015,439
7,100	Intuitive Surgical, Inc.*	2,240,902
46,100	Johnson & Johnson	2,722,666
62,500	Laboratory Corporation of America Holdings*	4,709,375
41,500	Life Technologies Corp.*	1,960,875
85,300	Merck & Co., Inc.	2,982,941
56,400	Mindray Medical International Ltd. – ADR	1,772,088
222,000	Omnicare, Inc.	5,261,400
53,500	Patterson Companies, Inc.	1,526,355
		35,691,565
Industrials: 6.6%
73,900	Aegean Marine Petroleum Network, Inc.	1,476,522
138,200	Kirby Corp.*	5,286,150
87,300	McDermott International, Inc.*	1,890,918
59,500	Rockwell Collins, Inc.	3,161,235
47,500	Ryder System, Inc.	1,910,925
133,200	Snap-on, Inc.	5,449,212
		19,174,962
Materials: 4.5%
41,500	Barrick Gold Corp.	1,884,515
546,000	Cemex S.A.B. de C.V. – ADR	5,279,820
90,000	Sealed Air Corp.	1,774,800
157,360	Solutia, Inc.*	2,061,416
100,800	STR Holdings, Inc.*	1,895,040
		12,895,591
Technology: 21.0%
30,000	Allegheny Technologies, Inc.	1,325,700
29,100	Alliance Data Systems Corp.*	1,732,032
21,000	Apple, Inc.*	5,282,130
442,000	Applied Materials, Inc.	5,312,840
123,000	Ariba, Inc.*	1,959,390
77,950	ASML Holding N.V.	2,141,286
323,000	Broadridge Financial Solutions, Inc.	6,153,150
4,096,000	China Wireless Technologies Ltd.	1,546,484
85,000	Cisco Systems, Inc.*	1,811,350
186,300	Cypress Semiconductor Corp.*	1,870,452
513,000	Dell, Inc.*	6,186,780
35,090	F5 Networks, Inc.*	2,406,121
38,500	Global Payments, Inc.	1,406,790
7,450	Google, Inc. – Class A*	3,314,878
242,440	Micron Technology, Inc.*	2,058,316
113,000	Molex, Inc.	1,745,850
102,620	Netlogic Microsystems Inc.*	2,791,264
95,700	Omnivision Technologies, Inc.*	2,051,808
77,300	QUALCOMM, Inc.	2,538,532
65,670	Rubicon Technology, Inc.*	1,956,309
16,490	Salesforce.com, Inc.*	1,415,172
345,000	Symmetricom, Inc.*	1,756,050
29,500	Visa Inc. – Class A	2,087,125
		60,849,809

Schedule of Investments  13

Masters’ Select  Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2010 (Unaudited)

Shares/ Principal Amount		Value
Telecommunication Services: 1.9%
3,587,480	Level 3 Communications, Inc.*	$3,910,353
83,600	Syniverse Holdings, Inc.*	1,709,620
		5,619,973

TOTAL COMMON STOCKS (cost $266,824,616)		274,370,782

SHORT-TERM INVESTMENTS: 4.2%
12,097,000	State Street Bank & Trust., 0.000%, 06/30/10, due 07/01/10 [collateral: par value $11,545,000, Fannie Mae, 4.100%, due 12/17/18, Fannie Mae, 6.000%, due 03/09/20, value $12,361,300] (proceeds $12,097,000)	12,097,000

TOTAL SHORT-TERM INVESTMENTS (cost $12,097,000)		12,097,000

TOTAL INVESTMENTS IN SECURITIES (cost $278,921,616): 99.1%		286,467,782

Other Assets Less Liabilities: 0.9%		2,728,247

Net Assets: 100%		$289,196,029

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

14  The Masters’ Select Funds Trust

Masters’ Select International Fund Review

Foreign stocks declined more than their U.S. counterparts during the first half of 2010 due in large part to currency weakness (relative to the dollar) stemming from sovereign debt concerns in Greece and other countries in Europe’s periphery. The S&P Global (ex U.S.) LargeMidCap Index, the fund’s primary benchmark index, representing a broad basket of foreign stocks, was down 10.7% in U.S. dollar terms. We are also now including the MSCI EAFE Index, which is the most widely followed foreign stock index, as a secondary benchmark for the fund. EAFE excludes emerging markets. This index was down even more, dropping 12.9% in dollars.

Performance as of June 30, 2010

		Average Annual Total Returns
	Year to Date Return	One Year	Three-Year	Five-Year	Ten-Year	Since Inception
Masters Select International Fund (12/1/1997)	-10.11%	7.60%	-10.62%	4.02%	2.39%	7.78%
S&P Global (ex U.S.) LargeMidCap Index	-10.68%	11.11%	-9.73%	4.13%	2.39%	5.21%
Lipper International Large-Cap Core Index	-13.01%	5.72%	-13.50%	0.68%	-0.21%	3.56%
MSCI EAFE Index	-12.94%	6.37%	-12.94%	1.35%	0.59%	3.67%

Performance data quoted represents past performance; past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select International Fund. All performance referred to in this discussion relates to the Institutional Share Class.

For the year to date through June 30, Masters’ Select International declined 10.1%, slightly better than the 10.7% loss for the S&P Global (ex U.S.) LargeMidCap Index, and a 2.8 percentage point advantage over the EAFE Index. Over the long term the fund has beaten its benchmarks by significant margins. Since its inception (12/1/97) through 6/30/10, Masters’ Select International has returned an annualized 7.8%, beating the S&P index return of 5.2% and the EAFE Index return of 3.7%. We also compare the fund to the Lipper International Large-Cap Core Index, which declined 13.0% in the first half of 2010 and returned 3.6% since the inception of Masters’ Select International. (Note, previously we compared the fund to the Lipper International Index but in recent years Lipper has created more targeted international fund benchmarks and we believe the International Large-Cap Core is the most appropriate peer group index to compare to Masters’ Select International.)

The fund has also received notable Morningstar rankings in the Foreign Large Blend peer group based on its total returns over 1, 3, 5 and 10 years through June 30 2010, placing it in the 40th, 24th, 15th, and 12th percentile for each of these periods among 813, 655, 473 and 260 Foreign Large Blend Funds, respectively.i

We’re very pleased with this long-term relative performance. The fund continues to be a Morningstar “Fund Analyst Pick” in the Foreign Large Blend category.ii

As we wrote in 2009, in considering the fund’s performance it is useful to consider not just the fund’s benchmark (the S&P Global (ex-U.S.) LargeMidCap Index), but also real-world investable alternatives to those benchmarks. Low-cost index funds are the obvious alternative. In that regard it is interesting to observe the performance of index funds in the international equity space relative to the underlying indexes. To assess this we looked at the Morningstar Fund Analyst Picks in the Foreign Large Blend category. There are eight funds that Morningstar recommends, and as of June 2010, Masters’ Select International continues to be one of them. Of the eight, two are index funds. The best performing of the two is the Vanguard Total International Stock Index, with expenses of 0.32%. The Vanguard fund tracks a broad MSCI benchmark that is comparable to the Masters’ Select International benchmark. The following table matches up the return of the Vanguard fund with the broad international index that Masters’ Select uses as its benchmark.

Performance as of June 30, 2010
		Average Annual Total Returns
	Year to Date Return	One Year	Three-Year	Five-Year	Ten-Year
Vanguard Total International Stock Index Fund	-12.01%	8.63%	-11.46%	2.77%	1.42%
S&P Global (ex U.S.) LargeMidCap Index	-10.68%	11.11%	-9.73%	4.13%	2.39%

Interestingly, the performance of the Vanguard Total International Index Fund versus our S&P Global (ex-U.S.) LargeMidCap Index benchmark has continued to diverge, with the investable index fund trailing the index. The index fund also underperformed over longer trailing time periods when compared to the S&P Global (ex-U.S.) benchmark. We think this is an interesting observation as we compare real world investing for an index fund, which involves expenses and potential transaction-related complications, to the somewhat hypothetical world of a benchmark. The bottom line is that the Vanguard Total International Index Fund, a highly regarded index fund which offers a real world investable alternative for passive investors, returned meaningfully less than our S&P Global (ex-U.S.) LargeMid Index benchmark over all trailing time periods over the last 10 years (1, 3, 5, 10 year time periods).

Portfolio Commentary

Factors that contributed to Masters’ Select International’s first-half performance are discussed in the following paragraphs along with an update of noteworthy developments relating to the portfolio composition.

Performance of managers: In the first half of the year, three of the fund’s six sub-advisors outperformed their respective benchmarks. Net of their management fees, the returns for the six managers ranged from –13.2% to -7.0%, an unusually tight dispersion. Over the short term we do not expect every manager to outperform their benchmark, though that is our goal over the

Fund Summary  15

long term. Of the five managers who have been with the fund for at least three years, four have beaten their benchmarks since their respective inception dates as sub-advisors on the fund. (The Northern Cross team, sub-advisor on the fund since September 2007, is slightly ahead of their benchmark.)i

Country, sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the country and sector exposures that result from this process can provide some insight into the fund’s performance. During a period when foreign stocks declined over 10%, the fund’s cash weighting of 3% was a positive contributor to relative performance.

Excluding cash, our attribution analysis shows that Masters’ Select International’s sector positioning relative to the S&P Global (ex US) LargeMid Cap Index was a slight positive during the first six months. The fund’s underweighting to the worst-performing energy sector and an overweighting to the better-performing consumer discretionary sector had a positive impact on relative performance. Overall stock selection did not have a material impact on the fund’s relative performance over the first six months of 2010.

Looking at attribution from a country and regional perspective, underweighting the better-performing emerging Asia region and Japan detracted from overall performance. Stock selection in Europe added significant value, though that was offset somewhat by weak stock selection in emerging Asia. The fund had very little currency hedges in place during the past six months and as such they did not have a material impact on relative performance.

Leaders and laggards: The table below lists the biggest contributors and detractors to Masters’ Select International’s performance over the past six months.

Rolls Royce Group, a U.K. based maker of aircraft engines, was among the top performing industrial holdings in the portfolio. The sub-advisor who owns it likes it because it is one of the few leading players in a growing industry and it can generate recurring revenue through the service contracts its customers enter into at the time of purchase. This high quality company was beaten down during the financial crisis and since early last year, when it was first added to the fund, it has done very well and overall it is up over 60% over its average cost. One stock in the materials sector that detracted from performance was Xstrata. Northern Cross, one of the two sub-advisors who own this stock, likes this company because it is among the leading players in the mining industry where barriers to entry are very high. They believe that Xstrata is well-positioned to benefit from emerging markets’ long-term growth and, as a result, higher demand for mining materials.

Another laggard worth highlighting is Gafisa. It is a smaller cap, Brazilian homebuilder and was sold from the fund in the second quarter. Over the six months it was a laggard, but over the full four-plus years the stock had been in the fund, it nearly doubled and contributed significantly to the fund’s relative performance. This example highlights the point that whether or not a stock has lost or made money for the fund over the past six months (or even a year) tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these holdings.

Masters’ Select International Fund Contribution by Holding For the Six Months Ended June 30, 2010

Top Contributors		Bottom Contributors
Security	Portfolio Contribution	Security	Portfolio Contribution
Bayer Motoren Werk	0.26%	Carpetright Plc	(0.56%)
Novo-Nordisk A/S	0.22%	Xtrata Plc	(0.54%)
Banco Santander S.A.	0.21%	ING Groep N.V.	(0.46%)
Lululemon Athletica	0.20%	Storebrand ASA	(0.43%)
Telefonaktiebolaget LM Ericsson	0.18%	Gazprom OAO	(0.42%)
Asatsu – DK, Inc.	0.18%	Gafisa S.A.	(0.39%)
Fanuc Ltd.	0.16%	Valeo S.A.	(0.35%)
Ensco Plc	0.16%	Seadrill Ltd.	(0.34%)
Clariant AG	0.14%	Potash Corp. of Saskatchewan, Inc.	(0.34%)
Rolls Royce Group Plc	0.13%	Viterra, Inc.	(0.33%)

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

[i]
The managers and their respective benchmarks are: Bill Fries and Vin Walden: MSCI All Countries World Free ex U.S. Index; Jim Gendelman: MSCI All Countries World Growth ex U.S. Index; David Herro: MSCI World ex U.S. Value Index; Northern Cross Team: S&P Global ex U.S. LargeMidCap Index; Ted Tyson: MSCI All Countries World Growth ex U.S. Index; Amit Wadhwaney: MSCI All Countries World ex U.S. Value Index.

16  The Masters’ Select Funds Trust

Portfolio mix: Please see below and page 18 for sector, regional, and market-cap allocations as of mid-year. As with all Masters’ Select funds, the primary focus of Masters’ Select International is to generate superior long-term returns, and in pursuit of that goal, the fund’s managers continue to invest very differently from the fund’s benchmark. We believe one explanation for the Masters’ Select International’s success over the years is the willingness on the part of the fund’s stock pickers to hold the stocks they believe offer the most compelling risk/return potential over their investment horizon, irrespective of whether the stocks are in the fund’s benchmark. Noteworthy portfolio facts include:

•	The fund’s sector allocation did not change much over the past six months. The fund continues to be overweighted to the technology and consumer discretionary sectors and underweighted to materials.

•
The fund’s largest sector weighting is to financials at 23%, similar to what it was six months ago. This weighting is below the benchmark’s financial sector weighting of 26%. The fund also has notable under weightings to materials (6% versus 11% for the benchmark) and utilities (0% versus 5%). The biggest overweightings are to the consumer discretionary (16% versus 8%) and technology (14% versus 7%) sectors.

•	The fund remains underweighted to Japan (11% versus 16% for the benchmark). The fund’s weighting to Europe increased from 50% to 55% and is now nearly 10 percentage points more than the index.

•
Exposure to emerging markets decreased four percentage points to 19%. It is worth noting that the index providers do not include Hong Kong-listed stocks in their emerging-market universe. However, if we include the fund’s Chinese holdings that are listed on the Hong Kong exchange (and therefore are categorized as “developed” by the index providers) the total emerging-market exposure is 23%, in line with the index (defining emerging markets the same way).

•
The fund’s exposure to Latin America is almost all via Brazil and overall it is double that of the index’s exposure to the region (11% versus 5%). The fund’s exposure to Asia ex-Japan is just over half the index weight (10% versus 18%).

•
The fund’s market-cap breakout did not change much over the past six months. The fund’s allocation to large-caps (greater than $10 billion) increased slightly to 58% as of June 30. The fund’s weighting to mid-caps ($2 billion to $10 billion) and small-caps (less than $2 billion market-cap) was 32% and 7%, respectively. Historically, the fund has held about 14% in small-caps on average. The residual 3% weighting was in cash.

By Sector
	Sector Allocation
	Fund as of 12/31/09	Fund as of 6/30/10	S&P Global (ex U.S.) LargeMidCap Index as of 6/30/10
Consumer Discretionary	15.5%	15.9%	8.1%
Consumer Staples	8.8%	8.2%	9.2%
Energy	9.3%	9.2%	10.7%
Finance	24.0%	23.4%	25.7%
Health Care & Pharmaceuticals	4.7%	5.6%	6.6%
Industrials	9.5%	10.1%	10.5%
Materials	8.8%	6.4%	11.4%
Technology	11.2%	13.7%	7.1%
Telecom	2.3%	4.3%	6.0%
Utilities	0.0%	0.0%	4.8%
Cash Equivalents & Other	6.0%	3.1%	0.0%
	100.0%	100.0%	100.0%

By Region
	Regional Allocation
	Fund as of 12/31/09	Fund as of 6/30/10	S&P Global (ex U.S.) LargeMidCap Index as of 6/30/10
Africa	0.0%	0.0%	2.0%
Australia/New Zealand	0.0%	1.8%	5.7%
Asia (ex Japan)	16.1%	10.0%	17.9%
Japan	10.5%	11.4%	15.8%
Western Europe & UK	49.8%	54.5%	44.5%
Latin America	9.7%	10.8%	5.2%
North America	5.8%	6.7%	7.7%
Middle East	2.1%	1.7%	1.1%
Cash Equivalents & Other	6.0%	3.1%	0.0%
	100.0%	100.0%	100.0%

Fund Summary  17

By Asset Class

Market Capitalization:
Developed Markets Small-Cap < $2.0 billion
Developed Markets Large and Mid-Cap > $2.0 billion

By Market Capitalization

Market Capitalization:
Small-Cap < $2.0 billion
Mid-Cap $2.0 billion - $10.0 billion
Large-Cap > $10.0 billion

*	Totals may not add up to 100% due to rounding

Taxes: Masters’ Select International has generated taxable gains in 2010; however the fund has a sizable tax-loss carry forward. For this reason it is extremely unlikely that the fund will distribute any capital gains in 2010 and it is very possible that the fund won’t distribute gains in 2011 and possibly beyond given the size of the loss carry forward.iii

In Closing

The global economy has improved from the extremely severe recession but in our view it is likely that we will continue to face a challenging environment for some time. However, we believe that very selective stock picking could make a material performance difference regardless of the stock market environment and in a low-return environment we think that could be particularly important. It is also important to note that our top-down views don’t influence the fund portfolio and our sub-advisors are generally more enthusiastic about the opportunities they are seeing. For example, David Herro reports that on average his portfolio is priced at less than half his value assessment, a very attractive larger-than-normal discount. Moreover, Herro considers the quality of the companies to be above average. If Herro’s assessments and their underlying assumptions are right, there is reason for some optimism with respect to the upside potential in his stocks.

Recently, Morningstar, the independent mutual fund and investment research firm, published a report about Masters’ Select International which featured the headline “This distinctive foreign vehicle continues to fire on all cylinders. Masters’ Select International makes a terrific stand-alone foreign holding”. You can read the entire report on our website but here is an excerpt:

“The six managers have had lots of success with their strategies at their solo charges, and their efforts have produced impressive results here, as a diverse mix of its holdings have held up relatively well. And this is no fluke: This fund has thrived in all sorts of conditions in the past, and it boasts superior three-, five-, and 10-year and since-inception returns.”

We are confident in our belief that the quality of the Masters’ Select International stock pickers and their execution of the Masters’ Select philosophy bode well for the fund as we seek to continue its very strong performance record relative to its benchmarks and competition over the long run.

[i]
Morningstar, Inc., is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the period shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

ii
According to Morningstar, “The overwhelming majority of the picks offer a combination of strong track records, reasonable volatility, compelling strategies, great managers, and low expenses, either on an absolute basis or at least relative to their categories.”

iii
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of its representatives may give legal or tax advice.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

18  The Masters’ Select Funds Trust

Masters’ Select International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries Vinson Walden	Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman	Marsico Capital Management, LLC	17%	All sizes, but mostly large and mid-sized companies	Growth
David Herro	Harris Associates L.P.	20%	All sizes, but mostly large and mid-sized companies	Value
Ted Tyson and Team	Mastholm Asset Management, LLC	18%	All sizes	Growth
Amit Wadhwaney	Third Avenue Management, LLC	15%	All sizes	Value
Howard Appleby, Jean-Francois Ducrest, Jim LaTorre, Ted Wendell	Northern Cross, LLC	10%	Mostly large and mid-sized companies	Blend

Fund Summary  19

Masters’ Select International Fund Stock Highlights

Erste Group Bank AG – Jean-Francois Ducrest

Erste Group was founded in 1819 as the first Austrian savings bank. Headquartered in Vienna Austria, Erste group has retail banking operations in Austria, Croatia, the Czech Republic, Hungary, Romania, Serbia, Slovakia, Ukraine and Montenegro. Erste Group is listed on the Austrian stock exchange (EBS).

With its geographical focus on the region of Central and Eastern Europe, the Erste Group is positioned to profit from the growth potential of the fastest-growing region in Europe. Growth is driven by simple banking products such as savings deposits, funds transfers, checking accounts and banking cards. Retail banking activities not only offer Erste Group access to sources of financing, but also make it an attractive partner for the distribution of financial products with its dense distribution network of almost 3,000 branch offices reaching over 17.5 million customers.

Our investment process at Northern Cross focuses on identifying quality companies with strong market positions, high barriers to entry and expanding margins and then buying them when they are out of favor. Erste Group is a good example of this type of company. Erste Group operates in a consolidated market with minimal government interference and has approximately 20% market share in the region. Given this dominant market position, Erste Group has better pricing power than the banks located in Western Europe. This region has a solid workforce trained during the Soviet era which can provide lower priced labor for Western Europe. Additionally, customers in Central and Eastern Europe are gaining in prosperity and therefore increasingly buying financial products and services improving the long-term outlook for this company.

Along with the strong growth prospects, Erste Group is also attractive from a valuation standpoint. The stock is currently trading at a discount to book value of approximately 20% and we expect it to trade at or above book value.

Banco Santander S.A. – David Herro

Banco Santander is the second largest bank in Europe by market cap with a strong presence in Spain, Portugal, the UK, Brazil, Chile, Mexico, and Argentina as well as having operations in the US and Germany. A traditional “universal” bank focused solely on retail & commercial lending, Santander is one of a handful of global banks that used the ‘07-’09 credit crisis to greatly improve its market share in key markets such as Brazil, the UK, & the US. While the largest private bank in Spain with a low double digit market share, Spain & Portugal together only represent a little over 25% of group profitability with the UK, Brazil, and the rest of Latin America generating similar levels of profitability from very strong market positions.

Santander’s strengths are three-fold. First, the group uses internally developed IT to successfully increase per branch revenue generation & productivity through very effective cross-selling. Mastered in Spain & then exported to Brazil, Mexico, Chile, & the UK – this increases Santander’s return on assets making it one of the most profitable banks globally. Second, Santander’s acquisitions are well-timed, well-priced, and strategically sound – building 10%+ local market shares which allow Santander to benefit from strong economies of scale and better control of credit risk through local market knowledge. Third, Santander is one of the best capitalized banks globally with a core Tier 1 ratio of 8.8% as of Q1 2010.

Fears about Spanish sovereign debt have pushed Santander’s share price down by close to 25% at quarter-end. Spain is not Greece with gross debt at 60% of GDP and a modern history of good fiscal stewardship. Well publicized challenges in the Spanish banking system will benefit Santander as evidenced by their successful April retail deposit gathering campaign which added 1%+ to their local market share. While the Spanish banking system needs to adjust, with Euro 3 billion in general provisions, Santander is well placed to deal with the any non-performing loans.

At today’s prices, Santander trades at 1.5x tangible book, less than 9x earnings & has a 7% dividend yield (greater than 1.5x covered). This is for a bank that will generate a mid-teens return on tangible equity this year and a low 20% return in normality. We believe Santander is fairly valued in the mid teens per share versus its current share price below Euro 9 per share.

Li & Fung Ltd. – James Gendelman

Li & Fung Limited (“Li & Fung” or the “Company”) is a Hong Kong-headquartered manufacturer, exporter, and distributor of retail goods. The Company offers superior supply chain management services from sourcing of raw materials, design and production, quality assurance and world-wide shipping and exporting. It is an asset and inventory light model that generates revenue by charging a commission (recorded as gross profit) ranging from 6%-12% on products sourced by the Company on behalf of its retailer customers. The Company has a high return business model that does not tie-up working capital as product manufacturers are not paid until Li & Fung is paid by its own customers.

While Li & Fung sources 50% of its customers’ products from China, it has 80 offices in 40 different countries that maintain relationships with a global network of approximately 12,000 suppliers/manufacturers to provide customers with lower cost sourcing flexibility. Currently, 65% of the Company’s customers are in the US (one-third of US mall retail tenants use Li & Fung for a portion of sourcing needs), 30% in Europe and the remainder spread out through the rest of the world. Seventy percent of products sourced are soft goods (such as clothing and fashion accessories) and 30% are higher margin hard goods (e.g., housewares and home furnishings). The Company is currently expanding into sourcing health and beauty products for retailers.

Li & Fung is a relationship-based company with superior supply chain management knowledge that has achieved significant scale with nearly US$20 billion in revenues, thus making it more difficult for a new entrant or a retailer looking to self-source to match its scale-driven sourcing cost advantage. As an example, we understand that Li & Fung’s largest customer, Kohl’s Corp. (with $18.5 billion in revenues (and $11.5 billion in cost of goods sold)) is looking to accelerate its shift in sourcing to Li & Fung for its private label and exclusive products in order to offset pending inflationary sourcing pressures. Earlier this year, the Company announced that Wal-Mart Stores, Inc. had signed an agreement

20  The Masters' Select Funds Trust

with Li & Fung to shift some apparel and hardlines sourcing to Li & Fung with a $2 billion commitment in year one that could potentially grow to $5-$10 billion annually.

We believe Li & Fung is an attractive long-term investment as it is among the lowest cost sourcing solutions for a wide variety of retailers. The Company should gain share as retailers look to offset inflationary or other cost pressures by using direct sourcing. Direct sourcing offers significant savings compared to retailers’ traditional widespread use of indirect sourcing, where middle men capture some of the economics.

We expect the Company’s revenue growth to accelerate exiting the worldwide economic downturn as existing retailers shift to sourcing a greater portion of their retail goods. Li & Fung is poised to gain new customers that have been forced by the economic downturn to reexamine their current sourcing practices and may benefit as more accretive acquisitions become available to the Company. We also expect margins to improve as Li & Fung has reduced costs and shifted more of its staff to lower cost manufacturing countries, and has made progress in diversifying its sourcing businesses into higher margin areas.

Li & Fung’s stock price may come under pressure during periods of rising China labor costs or a revaluation of the Yaun, as both factors could be perceived as headwinds for the Company and its retailer customers. We believe, however, that Li & Fung can still help retailers lessen inflationary pressure through their sourcing relationships and advantages of scale. It is worth noting that Li & Fung does not absorb any margin impact from currency fluctuations as it passes through sourcing costs to its retail customers with a mark-up.

We believe revenues could potentially grow 30-35% in 2010 and 2011, with about half of revenues coming from existing customer growth, less than 5% from already announced (and closed) acquisitions, and the remainder from new customer deals such as Wal-Mart. Li & Fung has an 80% dividend payout ratio for a 2% dividend yield, and the Company has few capital expenditure needs. The stock currently trades at 15.5x our 2011 EPS estimate and 20x consensus EPS, which we think undervalues the Company’s multi-year growth potential.

BRF-Brasil Foods S.A. – Bill Fries and Vinson Walden

Brasil Foods is one of the largest global food producers and is the result of the 2009 merger of Brazil’s two leading food companies, Perdigao and Sadia. The company processes meat in Brazil and sells its products worldwide. In its domestic market, Brasil Foods owns a nationwide refrigerated distribution system and enjoys a leading market position in pasta, pizza, and processed meat products. The company’s major brands –some of which have existed for decades-- include Perdix, Sadia, Hilal, and Batavo. In recent years the company has grown its sales by more than 10% per year, which is substantially higher than the growth rate of the major food companies in developed economies.

The domestic business accounts for about 60% of revenues and includes operations in meat, dairy, and processed foods ranging from hot dogs to frozen pizzas. As seen in other developing countries, economic growth has enabled Brazilians to eat more proteins and seek the convenience of processed foods. The branded nature of most of these products allows for higher profit margins.

Brasil Foods derives roughly 40% of revenues from the exporting of meat, particularly poultry, where it is one of the largest global players. The agricultural advantages of Brazil (related to climate, water supply, and soil conditions) have allowed Brasil Foods to gain market share over many years in the global poultry industry.  The company also enjoys a good cost position due to its large scale and relatively inexpensive labor supply.

As of mid-2010, Brasil Foods is valued similarly to other global food companies based on conventional metrics such as earnings and cash flow multiples.  But the company’s competitive position may allow it to continue growing at an above-average rate and this is management’s stated goal for the coming years.

Daimler AG – Ted Tyson

Daimler is a German producer of premium automobiles under the brand names Mercedes-Benz, Maybach, and Smart, as well as a global leader in commercial vehicles including heavy trucks, vans, and buses. Daimler is currently firing on all cylinders as the car business is experiencing a swift recovery while trucks are emerging from a four year cycle low.

Chinese luxury automobile demand is pushing on the accelerator in 2010, and Mercedes has reacted accordingly by increasing its dealership network from 149 to 200 during the year and broadening their reach from 15 cities in 2007 to 59 today. At a recent Beijing investor day, Daimler management highlighted their target of growing volumes from 100,000 in 2010 to over 300,000 in 2015, all while targeting above previous peak margins. Currently, to get an S class Mercedes in China requires signing up for a waiting list and paying a significant price premium to Western markets.

Developed markets are also recovering nicely, though equity markets have been slow to acknowledge the improvement. While mass market auto producers are experiencing a hangover from government incentives during 2009, the premium segment has no such headwind. First quarter volumes were up 20% for Mercedes while revenues were up 28% in the same period, indicating a strong pricing environment with little need for the large incentives of previous years. In 2009, luxury auto producers took sizeable write downs on the residual values of leased vehicles, but the price for used Mercedes recently hit a new high and Mercedes is likely to write back some of those losses in 2010. Recent trends are even more encouraging, with an acceleration of US volumes to 25% growth in June and headlines suggesting Daimler is cancelling the traditional summer factory breaks and hiring temporary workers to fill the increased demand.

A confluence of events is leading to one of the most promising cycles for trucks in four years. The low production levels that characterized 2008 and 2009 have left producers with incredibly low inventories. At the same time, the average fleet age is approaching the previous record and April order intakes have reached the highest level since before the economic downturn. Pricing has been improving recently for both new and used vehicles with the recent implementation of tighter emissions standards. Daimler has reduced the cost base for their trucks

Fund Summary  21

division, and believes they can achieve peak margins with just 70% of previous peak volumes, leading the turnaround from a 700 million Euro loss in 2009 to an estimated 800 million Euro operating profit in 2010. The market has been skeptical of the turnaround in trucks, but channel checks with local competitor, Paccar, have reassured us of the acceleration of growth.

The dramatic turnaround in trucks, recovery in premium domestic autos, and growth in China, along with a significant tailwind from the depreciation of the Euro make Daimler a strong and sustainable growth name for the portfolio. At 16x 2010 and 11x 2011 consensus earnings estimates, valuation is not stretched compared to premium auto producers and compares favorably to many of Daimler’s truck peers.

Resolution Ltd. – Amit Wadhwaney

We discussed the background to our investment in Resolution Ltd. in an earlier commentary. To recapitulate briefly, Resolution Ltd. was created as a vehicle to acquire and consolidate underperforming U.K. life insurance companies, with the aim of creating value from operating, financial, and tax synergies. At the time of our original investment, Resolution was about to close its first investment, the life insurance company Friends Provident.

The Friends Provident deal, which closed in November 2009, was concluded at a very attractive valuation (greater than 30% discount to run-off or liquidation value) but, by itself, it did not provide any opportunities to realize synergies, as Resolution did not own any other operating businesses at that point. The real value creation had to wait for the next acquisition, and the wait proved to be rather longer than the impatient stock market could tolerate. Since the original announcement of the Friends Provident deal in the summer of 2009, many rumors were floating around about Resolution’s interest in various potential targets. All of these rumors turned out to be baseless, as the Resolution team patiently waited for the right opportunity. Disappointed short-term speculators lost interest and the stock price drifted lower and lower.

The wait ended in the middle of June 2010, when Resolution announced that it would buy 90% of the U.K. life insurance subsidiary of AXA, the French-based global insurance conglomerate. After the acquisition, Resolution will become the third largest life insurance company in the U.K., with a particular strength in corporate pensions. Preliminary due diligence revealed potential cost synergies of 16% of the combined company’s cost base, mostly coming from streamlining sales, customer service, operations, and IT infrastructure. Further financial and tax synergies are possible. The acquisition was priced at a 25–30% discount to run-off value, not including the value of synergies, and not including an expected capital release of almost one-third of the acquisition price.

In order to finance the acquisition, Resolution has announced a rights issue that will raise an amount larger than the company’s market capitalization prior to the announcement. Rights issues are not widely utilized in the U.S., but they are common in Europe, and they can be attractive ways to raise money cheaply without diluting existing shareholders. Resolution Ltd. made it clear from the very launch of the company that rights issues were the preferred option for paying for acquisitions, and the company’s large shareholders kept cash reserves available for just this eventuality.

As a result of the acquisition and the rights issue, our investment in Resolution will more than double during July 2010. Furthermore, the company continues to look for additional acquisition candidates, and indicated that another deal is likely within the next 18 months. We feel comfortable with the company’s deliberate pace of acquisitions and integration, given the management’s team extensive and successful experience in this field.

See page 75 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

22  The Masters' Select Funds Trust

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 95.9%

Argentina: 1.4%
346,153	MercadoLibre, Inc.*	$18,190,340

Australia: 1.8%
8,538,700	Telstra Corp. Ltd.	23,404,878

Austria: 1.7%
260,928	Andritz AG	14,674,610
245,747	Erste Group Bank AG	7,857,666
		22,532,276
Belgium: 3.5%
610,633	Anheuser-Busch InBev NV	29,479,839
381,837	Nationale A Portefeuille	16,291,100
		45,770,939
Brazil: 8.4%
1,231,300	Anhanguera Educacional Participacoes S.A.	18,725,613
776,669	Banco Bradesco S.A.	12,317,970
1,994,900	BRF - Brasil Foods S.A.	26,347,422
2,014,962	OGX Petroleo e Gas Participacoes S.A.*	18,774,647
2,710,700	PDG Realty S.A. Empreendimentos e Participacoes	23,021,577
276,941	Petroleo Brasileiro S.A.	9,504,615
		108,691,844
Canada: 4.9%
517,070	EnCana Corp.	15,687,904
156,300	Niko Resources Ltd.	14,591,733
233,900	Potash Corp. of Saskatchewan, Inc.	20,171,536
1,950,986	Viterra, Inc.*	13,042,752
		63,493,925
Denmark: 1.1%
175,065	Novo Nordisk A/S	14,193,618

Finland: 1.0%
637,716	Sampo Oyj	13,410,664

France: 4.8%
264,000	Neopost S.A.	19,201,599
363,000	Publicis Groupe	14,502,983
120,061	Schneider Electric S.A.	12,213,562
610,700	Valeo S.A.	16,535,158
		62,453,302
Germany: 4.6%
305,500	Daimler AG	15,548,087
102,914	Linde AG	10,861,024
107,482	Muenchener Rueckversicherungs AG	13,524,134
448,000	SAP AG	20,000,053
		59,933,298
Guernsey: 1.9%
905,000	Amdocs Ltd.*	24,299,250

Hong Kong: 3.7%
4,464,000	Chaoda Modern Agriculture Holdings Ltd.	4,328,303
770,000	Cheung Kong Holdings Ltd.	8,887,458
1,898,000	Hutchison Whampoa Ltd.	11,694,019
4,965,600	Li & Fung Ltd.	22,292,017
		47,201,797
India: 1.5%
546,583	ICICI Bank Ltd - ADR	19,753,510

Ireland: 0.9%
1,150,000	Babcock & Brown Air Ltd.	11,845,000

Israel: 1.7%
416,436	Teva Pharmaceutical Industries Ltd.	21,650,508

Japan: 11.4%
464,900	Asatsu-DK, Inc.	11,819,548
5,856,000	Daiwa Securities Group, Inc.	24,609,434
113,900	Fanuc Ltd.	12,765,452
2,175,000	Ichiyoshi Securities Co. Ltd.	14,454,881
76,300	Keyence Corp.	17,534,100
882,000	Mitsui Fudosan Co. Ltd.	12,318,147
203,000	ORIX Corp.	14,729,454
385,000	Rohm Co. Ltd.	22,970,828
610,900	Softbank Corp.	16,130,630
		147,332,474
Netherlands: 5.7%
2,977,400	ING Groep N.V.	22,217,720
764,100	Koninklijke Philips Electronics N.V.	22,891,276
650,311	QIAGEN N.V.*	12,498,977
633,800	Royal Dutch Shell Plc	16,163,658
		73,771,631
Norway: 1.0%
2,567,100	Storebrand ASA	13,255,758

Poland: 1.3%
11,401,016	Netia S.A.	16,018,732

Russia: 1.6%
1,082,872	Gazprom OAO	20,368,822

Singapore: 0.9%
1,750,000	Keppel Corp. Ltd.	10,566,918
350,000	K-Green Trust*	263,186
		10,830,104
South Korea: 1.5%
87,100	Hyundai Motor Co.	10,203,069
156,715	LG Corp.	8,404,709
		18,607,778

Schedule of Investments  23

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2010 (Unaudited)

Shares		Value

Spain: 3.6%
2,472,763	Banco Santander S.A.	$26,115,481
364,931	Inditex S.A.	20,802,103
		46,917,584
Sweden: 2.3%
3,239,800	D Carnegie AB #	—
335,414	LE Lundbergforetagen AB	15,026,477
1,323,684	Telefonaktiebolaget LM Ericsson	14,821,645
		29,848,122
Switzerland: 9.4%
296,600	Adecco S.A.	13,998,282
1,412,600	Clariant, AG	17,902,120
433,000	Compagnie Financiere Richemont S.A.	15,068,520
87,000	Roche Holdings AG	11,950,480
67,595	Swatch Group AG/The	18,922,582
491,500	Swiss Reinsurance Co. Ltd.	20,224,065
1,787,000	UBS AG	23,694,282
		121,760,331
Taiwan: 2.4%
37,595,785	United Microelectronics Corp.	16,620,259
26,843,485	Yuanta Financial Holding Co. Ltd.	14,325,065
		30,945,324
United Kingdom: 10.1%
399,065	BHP Billiton Plc	10,330,683
1,961,362	Carpetright Plc	18,667,408
1,299,000	Diageo Plc	20,362,270
605,100	Ensco Plc - ADR	23,768,328
726,000	GlaxoSmithKline Plc	12,308,582
10,218,431	Resolution Ltd.	9,616,198
1,374,200	Rolls-Royce Group Plc	11,448,281
1,825,205	Xstrata Plc	23,922,233
		130,423,983
United States: 1.8%
1,973,100	Dell, Inc.*	23,795,586

TOTAL COMMON STOCKS
(cost $1,381,607,928)		1,240,701,378

PREFERRED STOCKS: 1.0%
Brazil: 1.0%
124,600	Companhia de Bebidas das Americas (Variable rate; Current 12-month yield: 3.84%)	12,492,288

TOTAL PREFERRED STOCKS
(cost $11,914,338)		12,492,288

Shares/ Principal Amount		Value
SHORT-TERM INVESTMENTS: 3.4%
44,441,000	State Street Bank & Trust Co., 0.000%, 06/30/10, due 07/01/10 [collateral: par value $43,260,000, Fannie Mae, 4.100%, due 12/17/18, Fannie Mae, .000%, due 03/09/20, value $45,344,600] (proceeds $44,441,000)	$44,441,000

TOTAL SHORT-TERM INVESTMENTS
(cost $44,441,000)		44,441,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,437,963,266): 100.3%		1,297,634,666

Liabilities in Excess of Other Assets: (0.3)%		(3,710,343)

Net Assets: 100.0%		$1,293,924,323

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security
#	This security is valued in accordance with the Fund’s fair valuation policy.

The accompanying notes are an integral part of these financial statements.

24  The Masters' Select Funds Trust

Masters’ Select Value Fund Review

Masters’ Select Value performed roughly in line with the Russell 3000 Value benchmark, each losing about 4.8% in the first half of 2010.

Performance as of June 30, 2010

		Average Annual Total Returns
	Year to Date Return	One Year	Three- Year	Five- Year	Ten-Year/ Since Inception
Masters’ Select Value Fund (6/30/2000)	-4.75%	15.91%	-13.45%	-2.57%	2.51%
Russell 3000 Value Index	-4.83%	17.57%	-12.13%	-1.56%	2.74%
Lipper Large Cap Value Index	-5.35%	13.04%	-11.28%	-1.29%	0.31%

Performance data quoted represents past performance; past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Value Fund.

The Fund Now Has a 10-Year Record

The fund also reached its 10-year anniversary on June 30 and for the 10 years it trailed the Russell 3000 Value Index by a small margin, 2.5% versus 2.7%. There are a number of other benchmarks we believe are relevant, including the fund’s Morningstar peer group, and relative to those the fund has outperformed.

We have used the Lipper Multi-Cap Value Index as a benchmark but are now going to be switching to the Lipper Large-Cap Value Index because Masters’ Select Value has had minimal small-cap exposure over the years and has mostly been focused on large and mid-cap stocks. These two benchmarks returned 2.5% and 0.3% respectively over 10 years, nearly matching in the first case (there was a 0.2% difference) and materially trailing in the second, the Masters’ Select Value return. The Morningstar Large-Cap Value Category is another benchmark we follow (though we don’t regularly report on it) and this benchmark was up 2.06% below the return of Masters’ Select Value. Morningstar currently categorizes the fund as Large Blend (we disagree with this categorization) and that Morningstar category lost 0.78% over the 10-year period 3.3 percentage points below the return of Masters’ Select Value. The bottom line is that in its first 10 years Masters’ Select Value’s return was benchmark-like compared to the Russell 3000 Value Index but better than other large value benchmarks by a comfortable margin. Though the fund has beaten its average peer, we’re not at all satisfied with this performance. Our goal is to beat all the relevant benchmarks and do so by a material margin.

Breaking down the performance at the sub-advisor level, three of the four original sub-advisor firms are still with the fund. Two of those have out-returned the primary benchmark by a lot, 3.7 and 3.3 percentage points per year after subtracting their subadvisory fees. The third outperformed by 0.7 percentage points per year. The fourth “sleeve” of the fund was much less successful and in fact was a major performance drag. The original manager on that sleeve was replaced almost two years ago (October of 2008) by Clyde McGregor. Since that time the fund’s relative performance has been very strong, beating the Russell 3000 Value by 6.6 percentage points (annualized) and McGregor has outperformed his benchmark by a hefty 6.7 percentage points (annualized).ii

We believe we have a very strong foursome at the helm of Masters’ Select Value and that this bodes well for meeting our long-term performance goals relative to our benchmarks (as we have with the two older Masters’ Select Funds—Masters’ Select International and Masters’ Select Equity). Independent mutual fund research firm Morningstar seems to agree. They recently reported on Masters’ Select Value and wrote the following:

“The fund’s prospects look solid now. Miller was replaced by Clyde McGregor of Oakmark Equity & Income OAKBX--and his picks for this fund don’t overlap at all with Nygren’s. The only question mark now is the Mutual Shares team, which recently saw the departure of two senior managers. The firm, however, has endured many departures in the past. (Litman/Gregory is currently reviewing the firm.)”i

Note: as we discuss later in this report, we have updated our work on the Mutual team mentioned in the Morningstar report.

Portfolio Commentary

Performance of managers: In the first six months of 2010, two of the four Masters’ Select Value stock pickers outperformed their respective benchmarks by margins of 3.5 and 5.6 percentage points, while the other two managers underperformed their respective benchmarks by margins of 0.4 and 5.6 percentage points. These returns are net of the management fees charged by each sub-advisor. For the six months through June 30, the individual sub-advisors’ returns ranged from a slight gain of 0.8% to a loss of 10.5%.

We are focused primarily on long-term performance and we aim to select sub-advisors who we believe will beat their benchmarks over longer time periods, recognizing that they will all go through shorter periods of underperformance. As mentioned above, through 6/30/10, the three sub-advisors that have been on the fund since its inception 10 years ago have achieved that goal net of the management fees they charge the fund.

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. Based on our attribution analysis for the first half of the year, the fund’s overall sector exposure added some value relative to the Russell 3000 Value benchmark, but stock selection detracted approximately an equal amount. The fund’s significant underweighting to the poorly performing energy sector was a positive as was the fund’s large overweighting to the consumer discretionary sector. On the stock selection front, the sub-advisors’ health care picks helped performance relative to the benchmark while their consumer staples and telecom companies more than made up for that on the negative side.

[i]	To view the entire article, visit www.mastersfunds.com/resources/news/asp.

Fund Summary  25

Leaders and laggards: The list of top 10 contributors to the fund’s performance contains companies from a variety of sectors. The biggest contributor, Berkshire Hathaway, was owned by the team at Franklin Mutual and was sold from the portfolio in March after a large run-up in the stock price early in the year (the holding more than doubled for the fund compared to its average cost). The second biggest contributor was medical equipment company Kinetic Concepts, which was owned by Clyde McGregor of Harris Associates. The stock jumped during the first half of the year after a court ruling determined that a rival company infringed on several patents held by Kinetic Concepts. The biggest detractors from performance also came from various sectors. Telecom company Level 3 was the biggest detractor and cost the fund about one percentage point of return. Other detractors included Dell and natural gas company Chesapeake Energy— these companies all happened to be owned by Southeastern Asset Management’s Mason Hawkins who remains very positive on each. As of 6/30/10, six of the 10 top-performing stocks and all of the 10 bottom-performing stocks remained in the portfolio.

See the table below for a list of the biggest contributors and detractors to the fund’s performance over the past six months. It is important to understand that the fact a stock has lost (or made) money for Masters’ Select Value for the past six months tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Masters’ Select Value Fund Contribution by Holding For the Six Months Ended June 30, 2010

Top Contributors		Bottom Contributors
Security	Portfolio Contribution	Security	Portfolio Contribution
Berkshire Hathaway, Inc. – Class B	0.58%	Level 3 Communications, Inc.	(1.13)%
Kinetic Concepts, Inc.	0.49%	Dell, Inc.	(0.84)%
DIRECTV – Class A	0.35%	Chesapeake Energy Corp.	(0.73)%
Discovery Communications, Inc.	0.21%	Exelon Corp.	(0.72)%
Kirby Corp.	0.19%	H&R Block, Inc.	(0.44)%
Cadbury Plc	0.13%	Cemex S.A.B. de C.V. – ADR	(0.42)%
Cenovus Energy, Inc.	0.11%	Deutsche Boerse AG	(0.41)%
Koninklijke KPN NV	0.08%	CVS Caremark Corp.	(0.37)%
Liberty Media Corp. – Interactive	0.06%	Imperial Tobacco Group Plc	(0.28)%
Bank of America Corp.	0.05%	Cheung Kong Holdings Ltd.	(0.27)%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Please see page 30 for sub-advisor discussion on selected Value portfolio stocks.

26  The Masters' Select Funds Trust

Portfolio mix: Masters’ Select Value continues to look very different than its Russell 3000 Value benchmark with a 30% weighting to stocks of foreign domiciled companies and significantly different sector weightings.

There were only small changes to the fund’s sector exposures during the first half of the year. Financial stocks still accounted for the fund’s largest sector exposure at 16.8%, although that represents a 13 percentage points underweighting compared to the benchmark. Consumer discretionary and technology stocks account for 15% and 14% of the fund, respectively, and each of those sectors has an 8 percentage points overweighting relative to the benchmark.

The fund’s market cap exposures have shifted meaningfully since the beginning of the year. As of June 30, the fund had approximately equal exposure to foreign stocks, domestic large-cap stocks, and domestic mid-cap stocks. This represents a meaningful 12% increase in mid-cap exposure and a decrease to large-caps and foreign stocks of 8% and 5%, respectively, since the beginning of the year. Some of this change was due to stock price fluctuations. At the end of June the fund’s cash position had risen slightly to 5.2%.

It is also interesting to note that the fund’s portfolio currently consists of 44 stocks. This is historically low. Each manager can own from eight to 15 stocks so the portfolio could consist of as many as 60 stocks. Currently two of the sub-advisors own nine stocks each and one owns 11. The low number of stocks reflects the high confidence each manager has in his picks. This reflects one of the advantages we believe the Masters’ structure offers, which is that managers are encouraged to limit their holdings to only their highest-conviction names rather than dilute them to gain diversification. Instead, the fund achieves diversification at the overall portfolio level through the use of multiple managers. Please see the tables below for a breakout of the fund’s sector and market cap exposures.

By Sector
	Sector Allocation
	Fund as of 12/31/09	Fund as of 6/30/10	Russell 3000 Value Index as of 6/30/10
Consumer Discretionary	19.0%	15.4%	7.6%
Consumer Staples	15.7%	14.8%	10.0%
Energy	7.3%	5.5%	10.3%
Finance	13.6%	16.8%	29.3%
Health Care & Pharmaceuticals	14.3%	10.5%	12.8%
Industrials	5.5%	4.8%	9.2%
Materials	2.7%	2.6%	3.1%
Technology	10.5%	13.7%	5.8%
Telecom	7.1%	7.4%	4.6%
Utilities	0.0%	3.3%	7.3%
Cash Equivalents & Other	4.5%	5.2%	0.0%
	100.0%	100.0%	100.0%

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.25 billion
Mid-Cap Domestic
Large-Cap Domestic > $14.1 billion

Totals may not add up to 100% due to rounding

Fund Summary 27

Taxes: Masters’ Select Value has generated taxable gains in 2010; however the fund has a sizable tax-loss carry forward. For this reason it is extremely unlikely that the fund will distribute any capital gains in 2010 and it is also likely that the fund won’t distribute gains in 2011 and possibly beyond given the size of the loss carry forward.iii

Franklin Mutual Manager Addition

As we reported last December, the departure of Anne Gudefin from Franklin Mutual led us to update our due diligence on the firm. After spending a day in their offices and numerous follow-up calls we’re happy to report that we continue to have a high level of confidence in the firm.

On a related note, Philippe Brugere-Trelat has joined Peter Langerman as co-manager on the Franklin Mutual sleeve of Masters’ Select Value. Brugere-Trelat is vice president of Mutual Series, portfolio manager of Mutual European Fund and co-portfolio manager of Mutual International Fund and Mutual Global Discovery Fund (with Langerman). Brugere-Trelat brings over 20 years of experience in the European equity markets. He is intimately familiar with Mutual Series’ approach to investing, having begun his career with the team in 1984 under Max Heine and Michael Price. He spent over 10 years (1984-1994) following European investments for the funds.

Prior to rejoining Mutual Series in 2004 Brugere-Trelat was president and portfolio manager of Eurovest, a French registered fund exclusively invested in European equity markets (1996-2004). Before that, he was a principal of Omega Advisors Inc., a large New York based hedge fund, where he was responsible for European equity markets (1994-1996).

Langerman and Brugere-Trelat will share responsibility for their portion of the Masters’ Select Value portfolio.

In Closing

Of the four stock pickers running portfolios for Masters’ Select Value, two (Hawkins and Nygren) are generally optimistic regarding the long-term return potential for the stock market from current levels and they are particularly bullish on the stocks they hold. Hawkins notes that their portfolios (including Masters’) are selling at prices relative to their intrinsic value assessment that is materially cheaper than their long-term average experience. The other two sub-advisors, McGregor and Langerman/Brugere-Trelat are more cautious in their overall outlook. However, they are both finding stocks that they believe have good upside and solid fundamentals, as characterized in their discussion of Broadridge (page 11) and Kraft (page 30).

With 10 years behind it, we believe Masters’ Select Value is in great hands and is now well positioned as it pursues its goal of strong performance relative to its benchmarks over the next 10 years and beyond.

[i]
Year-to-date, and over one-, three-, five-, and ten-years/since inception, the Lipper Multi-Cap Value Fund returned -6.50%, 14.68%, -11.96%, -2.08%, and 2.49%; the Morningstar Large Cap Value Category returned -6.85%, 13.64%, -11.56%, -1.58%, and 2.06%; and Morningstar Large Blend Category returned -7.07%, 13.43%, -9.93%, -0.85%, and -0.78%, respectively.

ii	The performance of each of the managers is measured against the Russell 3000 Value index.

iii
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of its representatives may give legal or tax advice.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

28  The Masters' Select Funds Trust

Masters’ Select Value Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	30%	All sizes	Value
Clyde McGregor	Harris Associates L.P.	20%	Mostly large and mid-sized companies	Value
Bill Nygren	Harris Associates L.P.	20%	Mostly large and mid-sized companies	Value
Peter Langerman/Philippe Brugere – Trelat	Franklin Mutual Advisers, LLC	30%	All sizes	Value

Fund Summary  29

Masters’ Select Value Fund Stock Highlights

Kraft Foods, Inc. – Peter Langerman/Philippe Brugere - Trelat

Kraft Foods is the world’s second largest food company with annual revenues close to $50 billion. Its brands are among the best known in the U.S. and around the world, with more than 80% of revenues from products that have a #1 market share position. More than half of its revenues are outside of North America, and more than a quarter of the company’s business is in the developing markets of the world.

So why is this company a compelling value story today? Part of the explanation is attributable to the company’s history over the last 20 years or so. In 1988 Philip Morris Companies (later renamed Altria) purchased Kraft in an attempt to further its diversification away from a traditional tobacco business. In 2001 Kraft was taken public, with the public shareholders owning around 16% of the company and Philip Morris the remainder. At the time of the public offering Kraft was burdened with a dual CEO structure and overly aggressive growth targets. As a result, management took excessive price increases, cut back on brand investment and allowed product quality to deteriorate. When the company failed to meet its growth targets, a management shakeup took place in 2003 and two large, disruptive restructuring plans ensued.

Operating margin improvement failed to materialize over the next several years and another management change was announced in 2006 with the naming of Irene Rosenfeld as CEO. Ms. Rosenfeld quickly set about the task of reinvesting in Kraft’s brands, reigniting product innovation and improving product quality. She also focused on improving productivity and profitability. By the first half of 2009, the company appeared to have addressed market share losses and was confident enough to suggest that it would reach “peer margins” within two years. Around that time the company also approached Cadbury plc, one of the world’s largest chocolate, candy and gum companies, and expressed an interest in acquiring it. When this interest became publicly known, Kraft’s stock took a predictable hit.

In the following weeks and months, Cadbury management tried to extract the best price possible, but no other actual bidders emerged. As a result, Kraft was able to acquire Cadbury at what we believe to be a very attractive price. Unlike many corporate acquisitions, we also believe that this combination makes great strategic sense.

The “market” appears skeptical about some of the growth targets that can be generated by the Cadbury acquisition and more generally about the ultimate success of the ongoing Kraft restructuring story. Such weariness and skepticism is the source of the investment opportunity here. Without the benefit of synergies or organic margin improvements, Kraft is trading at a low double digit multiple of earnings, which one might consider a reasonable valuation. We believe that with the CEO under considerable pressure to execute a successful turnaround, Kraft is likely to achieve substantial progress on its internal plan and opportunistic acquisition of Cadbury, such that the stock could easily provide a total return of 40% over the next two years.

eBay, Inc. – Bill Nygren

eBay Inc. (EBAY) owns the eBay marketplaces business and PayPal. Despite possessing what we believe are two of the premier internet-based franchises, EBAY is currently trading for only 10x this year’s expected earnings, after adjusting for its large balance of cash and investments. Investors have become disenchanted with the Marketplaces business, as it has struggled to keep pace with the much faster growing Amazon.com, which, for comparison, trades for over 30x current year earnings, also adjusted for excess cash.

Even though Marketplaces is slower growing than Amazon.com, we believe it is an exceptionally good business that is well protected competitively and generates enviable returns on capital. We think there is no better place online than eBay to buy or sell used, scarce, vintage, collectible, or hard-to-find goods. However, our investment case does not depend on our rosy assessment of Marketplaces, since we estimate the combined value of PayPal and EBAY’s cash and investments nearly equals the current price of the stock—meaning we are getting the Marketplaces business, which generates nearly 80% of the company’s earnings, for free.

PayPal offers a combination of factors that is rare among businesses: high growth potential and enduring competitive advantages. The high growth potential comes from the secular shift to online commerce, which is creating a large and growing addressable market, and the vast opportunity for PayPal to grow its market share. PayPal’s advantages in the business, which in aggregate present a major obstacle for new entrants, consist of its 81 million registered users who are protected by a “network effect,” its state-of-the-art fraud prevention and detection capabilities, its hard-to-replicate global banking network connections, and its immense scale. Given these factors, we are quite optimistic about PayPal’s prospects and believe the company is worth about 4x this year’s sales. While this may seem like a rich valuation, to put this in perspective, MasterCard and Visa trade at 4x and 7x sales, respectively. We believe it is fair to compare PayPal to these businesses since its scalable model should allow PayPal to eventually produce operating income margins comparable to those of the credit card networks.

Adding up the value of PayPal, the Marketplaces business, and EBAY’s cash and investments, we arrive at a value that greatly exceeds the current stock price.

Broadridge Financial Solutions, Inc. – Clyde McGregor

Broadridge Financial Solutions is held in both Equity Fund and the Value Fund. Please refer to the discussion on page 11.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings in this report.

See page 75 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

30  The Masters' Select Funds Trust

Masters’ Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 94.8%

Consumer Discretionary: 15.4%
33,000	Best Buy Co., Inc.	$1,117,380
80,000	Comcast Corp.	1,314,400
120,007	DIRECTV – Class A*	4,070,637
45,200	Discovery Communications, Inc.*	1,398,036
72,000	H&R Block, Inc.	1,129,680
105,500	Liberty Media Corp. – Interactive*	1,107,750
31,800	Mohawk Industries, Inc.*	1,455,168
110,000	Walt Disney Co. (The)	3,465,000
		15,058,051
Consumer Staples: 14.8%
109,980	CVS Caremark Corp.	3,224,614
119,349	Imperial Tobacco Group Plc	3,351,964
94,499	Kraft Foods, Inc.	2,645,972
46,170	Lorillard, Inc.	3,323,316
136,000	Sara Lee Corp.	1,917,600
		14,463,466
Energy: 5.5%
70,500	Cenovus Energy, Inc.	1,818,195
168,000	Chesapeake Energy Corp.	3,519,600
		5,337,795
Financials: 16.8%
66,110	ACE Ltd.	3,403,343
60,984	AON Corp.	2,263,726
67,400	Bank of America Corp.	968,538
31,000	Capital One Financial Corp.	1,249,300
282,000	Cheung Kong Holdings Ltd.	3,203,520
29,510	Deutsche Boerse AG	1,816,364
9,200	Fairfax Financial Holdings Ltd.	3,410,532
		16,315,323
Health Care, Pharmaceuticals & Biotechnology: 10.5%
50,000	Bristol Myers Squibb Co.	1,247,000
39,700	Covidien Ltd.	1,595,146
21,200	Laboratory Corporation of America Holdings*	1,597,420
34,000	Medtronic, Inc.	1,233,180
75,000	Omnicare Inc.	1,777,500
125,206	Rhoen Klinikum AG	2,813,006
		10,263,252
Industrials: 4.8%
46,500	Kirby Corp.*	1,778,625
20,300	Rockwell Collins, Inc.	1,078,539
45,300	Snap-on, Inc.	1,853,223
		4,710,387
Materials: 2.6%
261,567	Cemex S.A.B. de C.V. – ADR	2,529,353

Shares/ Principal Amount		Value

Technology: 13.7%
109,400	Broadridge Financial Solutions, Inc.	$2,084,070
75	Comdisco Holding Co., Inc.*	673
358,000	Dell, Inc.*	4,317,480
67,500	Diebold, Inc.	1,839,375
60,000	eBay, Inc.*	1,176,600
73,000	Intel Corp.	1,419,850
58,000	Texas Instruments, Inc.	1,350,240
47,000	Tyco Electronics Ltd.	1,192,860
		13,381,148
Telecommunication Services: 7.4%
2,783,708	Level 3 Communications, Inc.*	3,034,242
1,996,100	Vodafone Group Plc	4,151,636
		7,185,878
Utilities: 3.3%
85,180	Exelon Corp.	3,234,284

TOTAL COMMON STOCKS (cost $97,152,978)		92,478,937

PREFERRED STOCKS: 0.0%

Telecommunication Services: 0.0%
54	PTV, Inc., 10.000%	8
TOTAL PREFERRED STOCKS (cost $0)		8

SHORT-TERM INVESTMENTS: 4.9%
4,723,000	State Street Bank & Trust Co., 0.000%, 06/30/10, due 07/01/10 [collateral: par value $4,490,000, Fannie Mae, 6.000%, due 03/09/20, value $4,832,363] (proceeds $4,723,000)	4,723,000

TOTAL SHORT-TERM INVESTMENTS (cost $4,723,000)		4,723,000

TOTAL INVESTMENTS IN SECURITIES (cost $101,875,978): 99.7%		97,201,945

Other Assets and Liabilities: 0.3%		322,444

Net Assets: 100.0%		$97,524,389

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  31

Masters’ Select Smaller Companies Fund Review

In the first half of 2010, small-cap stocks lost 2.0% as measured by the Russell 2000 Index. The Masters’ Select Smaller Companies Fund lagged its benchmark during this period, losing 3.1%. Despite the slight underperformance in the first half, the fund has strongly outperformed its benchmark since the beginning of 2009 (28.6% versus 15.9% average annual return) and for the trailing 12-months (24.6% versus 21.5%). However, since the fund’s inception seven years ago it trails the benchmark by 1.3 percentage points on an annualized basis. We’re working hard to turn that underperformance into long-term outperformance.

Performance as of June 30, 2010

		Average Annual Total Returns
	Year to Date Return	One Year	Three-Year	Five-Year	Since Inception
Masters' Select Smaller Companies Fund (6/30/2003)	-3.14%	24.60%	-10.24%	-1.30%	4.52%
Russell 2000 Index	-1.95%	21.48%	-8.60%	0.37%	5.83%
Lipper Small-Cap Core Index	-2.09%	21.68%	-7.59%	1.15%	6.38%

Performance data quoted represents past performance; past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Smaller Companies Fund.

Portfolio Commentary

Factors that contributed to Masters’ Select Smaller Companies first-half performance are discussed in the following paragraphs along with an update of noteworthy developments relating to the portfolio composition.

Performance of managers: The performance of three of the five managers lagged benchmark returns during the first half. Of the three sub-advisors who have been with the fund since its inception in June 2003, all remain ahead of their benchmarks since that time after accounting for their management fees. The two newer sub-advisors both trail their benchmarks. It is our goal for all Masters’ Select sub-advisors to beat their benchmarks over the long-term.i

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. However, this was not really the case during the first six months of the year as sector exposure did not have a material impact on performance. Stock selection detracted slightly from performance and this was partially offset by the approximate 7% cash weighting. (Cash contributed an incremental positive since the overall benchmark return was negative.)

The energy sector was an interesting one for the fund in the first half because, though the sector was the second worst performing in the Russell 2000 benchmark, with a loss of 11%, the energy stocks owned by Masters’ Select Smaller Companies actually managed a positive return on average. Smith International, Forest Oil and BJ Services were responsible for most of the returns from the energy sector. Smith and Forest are both held by Dick Weiss. BJ Services (BJS) was owned by FPA. In April BJS was acquired by Baker Hughes, Inc. for stock and cash. FPA has retained the Baker Hughes stock in the Masters’ Select portfolio.

Leaders and laggards: As mentioned above, very strong stock selection in the energy sector helped the fund in the first half of the year and both Smith International and BJ Services were among the fund’s leaders (Forest Oil just missed the top 10 contributor’s list). In fact, oil and gas equipment provider Smith International showed the largest percentage increase in share price, climbing almost 40%. However, the stock was not the largest contributor to the fund’s returns due to a lower average weighting as compared to Grand Canyon and Polycom.

All five of the sub-advisors contributed a holding that appeared on the list of top contributors for the quarter, and all five also held names that were among the top detractors. Tucker Walsh of Copper Rock Capital Partners held top contributor Grand Canyon Education (an online education provider) as well as video conferencing specialist Polycom and receivables management firm Portfolio Recovery Associates. Dick Weiss also held three of the top 10 contributors.

The list of largest detractors for the period also included an energy name: offshore drilling company Atwood Oceanics. That stock fell almost 29% in the first six months of the year, hurt in part by events in the Gulf of Mexico that have left investors uncertain about the future of offshore drilling. The stock, which remains in the portfolio, is an FPA holding. Eight of the top 10 contributors remain in the portfolio as of the end of the second quarter, as do eight of the largest detractors.

32  The Masters' Select Funds Trust

It is important to understand that the fact that a stock has lost (or made) money for Masters’ Select Smaller Companies in one six-month period tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

It may be more informative to understand how a manager reacts to a stock’s decline. In some instances, a manager may add to a stock on price weakness. That may hurt the fund more in the short-run but it will lower the average cost of the stock for shareholders. Ultimately the manager believes the stock price’s recovery will produce gains that far outstrip any short-term price declines. For example, networking solutions company Emulex was the fund’s third largest detractor, declining almost 24% from its purchase in the fund in early February through the end of June, 2010. Manager Tucker Walsh of Copper Rock Capital Partners believes investors sold Emulex shares due to the dilutive earnings impact of a recently-announced acquisition, but he also believes the acquisition will be accretive to earnings in 2011. He added to his Emulex position in June.

Another example is Spartech, an intermediary processor of plastics, which was one of the largest contributors in the first half. Jeff Bronchick first bought the stock two years ago and it is roughly flat since then. However, after a run up early in the year, the stock declined about 30% into late June, leading Bronchick to increase his position by about 15%. Based on his analysis, Bronchick believes Spartech has material upside and has the potential to double longer term. See page 37 for his more detailed discussion of the stock.

Masters’ Select Smaller Companies Fund Contribution by Holding For the Six Months Ended June 30, 2010

Top Contributors		Bottom Contributors
Security	Portfolio Contribution	Security	Portfolio Contribution
Grand Canyon Education, Inc.	0.71%	American Superconductor Corp.	(0.66%)
Polycom, Inc.	0.61%	Brocade Communications Systems, Inc.	(0.46%)
Smith International, Inc.	0.48%	Emulex Corp.	(0.42%)
Time Warner Cable, Inc.	0.34%	Sykes Enterprises, Inc.	(0.40%)
Spartech Corp.	0.32%	Central Garden and Pet Co.	(0.40%)
BJ Services Co.	0.30%	Avnet, Inc.	(0.36%)
Alaska Air Group, Inc.	0.30%	Integrated Device Technology, Inc.	(0.36%)
IESI-BFC Ltd.	0.29%	Atwood Oceanics, Inc.	(0.34%)
Portfolio Recovery Associates, Inc.	0.27%	Art Technology Group, Inc.	(0.32%)
Liberty Media Corp. – Interactive	0.24%	Avis Budget Group, Inc.	(0.30%)

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Fund Summary  33

Portfolio mix: Masters’ Select Smaller Companies continues to be invested quite differently from its benchmark. At the end of the first half of 2010, the fund was overweight to four sectors: energy, consumer discretionary, consumer staples, and information technology. The degree of overweight ranged from around five percentage points for the energy and consumer discretionary sectors to about two percentage points for the information technology and consumer staples sectors. These overweights were primarily funded by significant underweights to the financial sector (an average of eight percentage points less than the benchmark), industrials (more than six percentage points less) and health care and utilities (both three percentage points underweight respectively.) Cash as a percentage of assets remained unchanged during the first half of the year at approximately 7% of assets.

The fund’s weighted average market capitalization rose during the period from $2 billion at the end of 2009 to $2.3 billion at the end of June. The median market cap was $1.3 billion. A large shift occurred out of both mid-capitalization stocks (with market capitalizations in the $5 billion to $14 billion range) and small-capitalization stocks ($517 million to $1.3 billion in market cap) and into “SMID” (which stands for small-to-mid-cap) stocks with market capitalizations ranging from approximately $2 to $5 billion. The fund’s exposure to large-cap stocks (over $14 billion in capitalization) rose from 1% to 4% but at the other end of the size spectrum so did the fund’s exposure to micro-cap stocks, from 5% to almost 10%.

By Sector
	Sector Allocation
	Fund as of 12/31/09	Fund as of 6/30/10	Russell 2000 Index as of 6/30/10
Consumer Discretionary	19.0%	19.5%	13.8%
Consumer Staples	4.3%	5.3%	3.3%
Energy	10.2%	9.2%	5.4%
Finance	13.1%	12.8%	21.4%
Health Care & Pharmaceuticals	9.4%	11.6%	13.8%
Industrials	11.5%	8.9%	15.4%
Materials	3.8%	4.1%	4.8%
Technology	21.3%	19.7%	17.9%
Telecom	0.0%	1.5%	1.0%
Utilities	0.0%	0.0%	3.2%
Cash Equivalents & Other	7.4%	7.4%	0.0%
	100.0%	100.0%	100.0%

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.25 billion
Large-Cap Domestic > $14.1 billion

Totals may not add up to 100% due to rounding.

By Market Capitalization

Market Capitalization:
Micro-Cap < $517 million
Small-Cap > $1.25 billion
Small/Mid-Cap $1.25 billion - $5 billion
Mid-Cap $5 billion - $14.1 billion
Large-Cap > $14.1 billion

Totals may not add up to 100% due to rounding.

34  The Masters' Select Funds Trust

Taxes: Masters’ Select Smaller Companies has realized gains in 2010; however the fund has a sizable tax-loss carry forward. For this reason it is extremely unlikely that the fund will distribute any capital gains in 2010 and it is also likely that the fund won’t distribute gains in 2011 and possibly beyond given the size of the loss carry-forward.ii

In Closing

The economy has improved from the extremely severe recession but in our view it seems likely that we will continue to face a challenging environment. However, our managers tell us that they are able to find stocks that they believe are very well positioned given their fundamentals and valuation. You can get some insights into the opportunities by reading the stock discussions written by the sub-advisors starting on page 37. We believe that very selective stock picking could make a material performance difference regardless of the stock market environment and in a low-return environment we think that could be particularly important. And we believe the potential to add value relative to a benchmark may be the greatest in the small-cap world.

After a poor performance in 2006 and 2008 that hurt the fund’s record, we have cut into the performance gap in a big way over the past 20 months. As mentioned earlier, we are working hard to eliminate that gap and build a long-term performance advantage relative to our benchmark and our small-cap peers.

[i]
The managers and their respective benchmarks are: Jeff Bronchick: Russell 2000 Value Index; Bill D’Alonzo: Russell 2000 Growth Index; Dennis Bryan and Rikard Ekstrand: Russell 2000 Value Index Tucker Walsh: Russell 2000 Growth Index; Dick Weiss: Russell 2000 Index.

ii
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of its representatives may give legal or tax advice.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Fund Summary  35

Masters’ Select Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D’Alonzo and Team	Friess Associates, LLC	20%	Small and mid-sized companies	Growth
Jeff Bronchick/ Tom Kerr	Reed Conner & Birdwell, LLC	20%	Small and mid-sized companies	Value
Tucker Walsh	Copper Rock Capital Partners, LLC	20%	Small and mid-sized companies	Growth
Dennis Bryan/ Rikard Ekstrand	First Pacific Advisors, LLC	20%	Small and mid-sized companies	Value
Richard Weiss	Wells Capital Management, Inc.	20%	Small and mid-sized companies	Blend

36  The Masters' Select Funds Trust

Masters’ Select Smaller Companies Fund Stock Highlights

OmniVision Technologies Inc., – Bill D’Alonzo

According to International Data Corp., nearly 55 million smartphones shipped in the first quarter of this year, representing 57 percent year-over-year growth and doubling the overall cell phone market’s pace. With its leading image-capture technology in high demand, OmniVision’s earnings picture is vibrant.

Nasdaq-listed OmniVision Technologies Inc. makes semiconductor image sensors used to convert camera images into digital information. The company’s semiconductors are found in the latest smartphones by Apple, Research in Motion, Samsung and others. They are also used in notebook and netbook computers, automobiles, security equipment and medical imaging systems. Revenue grew 19 percent to $603 million in the year ended April.

April-quarter earnings grew to $0.18 per share from a loss of $0.30 per share in the year-ago period, beating estimates. Revenue jumped 76 percent. More dollars are being spent on camera and video capabilities as competition between phone manufacturers heats up. OmniVision’s volumes and sales are shifting toward high-resolution and dual sensor products, pushing up average sales prices and creating opportunities for profit-margin expansion.

Market share gains and ramping design wins reflect a competitive advantage from the company’s backside illumination technology or BSI. Using this technology, which allows light to be captured on the opposite side of the metal layers in a chip, OmniVision has been able to substantially increase the sensitivity and performance of its sensors at an attractive price point.

Chief Financial Officer Amson Chan helped the Friess Associates team better appreciate the implications of BSI technology, now in its second generation. With many competitors just beginning to consider this difficult technology, OmniVision is positioned to continue to benefit from higher megapixel demands in next generation camera sensors.

Friess Associates purchased OmniVision at 14 times earnings estimates for the fiscal year ending April 2011. Wall Street predicts the company will grow earnings 130 percent during that period.

Western Digital Corp. – Dennis Bryan

A new addition to the portfolio in the second quarter is Western Digital Corp. (WDC $31.70). Western Digital designs, develops, manufactures and sells hard disk drives (HDD). The company’s hard disk drives are used in desktop and notebook computers, enterprise applications, and consumer electronic applications. Among the fastest-growing product areas for WDC is in the notebook and netbook segment. Overall, WDC market share in the HDD industry is roughly 30%. During the last several years, the HDD industry has consolidated substantially and the top three companies now have approximately 80% of the market share. Furthermore, WDC has vertically integrated by buying a couple of key component manufacturers, which has allowed the company to become the low-cost supplier of HDDs and, at the same time, eliminate key suppliers on which other HDD companies relied.

We were able to acquire our recent position in WDC at approximately 6x trailing-twelve-months EPS and 51% of sales, net of cash and a 35% tax rate because investors fear that the company’s profits will likely plunge as a result of a price war in the HDD industry and as the risks increase for a global economic slowdown. It is true the HDD industry has experienced more than its fair share of price wars, which ruined the profits of many drive companies in the past. However, WDC is taking share from weaker competitors that have substantially higher cost structures than Western Digital. WDC’s aggressive share gains have not negatively impacted the company’s profits. For example, in prior recessions, WDC and other HDD companies lost money. However, during the most recent global recession, which was among the worst since the Great Depression, WDC earned nearly $350 million in net income and $660 million in free cash flow, again assuming a 35% tax rate. This fiscal year, WDC is projected to earn over $1 billion in net income and free cash flow.

We note that the only other pure publicly traded HDD company, Seagate Technology (STX) lost over $200 million before taxes during the recent recession. While public information is not available for Hitachi, the largest Japanese HDD company and the number three player in the business, the rumors are that it lost substantially more than STX during the recent downturn. Both Seagate and Hitachi took large restructuring charges over the last couple of years to reduce their costs, to cut manufacturing capacity, and to focus on making money during all parts of the business cycle. From our viewpoint, the reduced industry capacity, substantial consolidation, and competitors’ renewed focus on profitability bode well for WDC earnings and cash flow should the world slide into another recession. However, WDC is not sitting back and waiting for the good times to roll on, but reinvesting into new higher-margin enterprise HDD products that could boost the future profits of the company.

One competitive threat to WDC’s HDD business that we see could come from compact flash drives, also known as Solid State Drives (SSDs). Currently, SSDs do not have either the capacity to penetrate WDC’s core business segments or a price competitive product that would encourage customers to shift from HDDs to SSDs. For instance, the new Apple iPad has only 64 gigabytes of storage, but an average personal computer has over 400 gigabytes. Moreover, it costs roughly 8-10x more per gigabyte for an SSD versus a typical HDD. Nonetheless, WDC now offers SSDs for a very narrow segment of the enterprise storage market, where price and capacity are not the most critical factors when comparing an SSD to an HDD. Our expectation is that WDC’s normalized after-tax earnings per share could be about $3.50, using a 35% tax rate. While there is no guaranty that WDC will achieve these earnings or that the market will place a reasonable valuation on the stock, we are hopeful that if we put a 14x multiple on the $3.50 earnings and add the approximate $7.50 in net after-tax cash per share, WDC could trade for over $56 a share.

Fund Summary  37

Kohl’s Corp. – Richard Weiss

Kohl’s Corp. (KSS) is a moderately priced off-mall retailer with 1,000+ locations and a national geographic exposure. The company is one of the nation’s largest department store chains, generating $17.2B in revenues in 2009. KSS is also one of the nation’s youngest department stores, going public in 1992 with 79 stores and aggressively growing since then. Management has outlined a long-term goal of 1,400 stores. Throughout its history, the company has taken advantage of distressed real estate opportunities to expand its footprint. Most recently, the company acquired 36 Mervyn’s stores as a result of a bankruptcy liquidation, allowing for expansion into Northern California.

The stores feature a circular, single story “racetrack” layout, which leads customers past every major department along the perimeter. The store is intended to be self-service with lower staffing levels and cash registers in the front of the store, keeping the cost structure low. Convenience is emphasized with an off-mall location, ample parking, shopping carts and in-stock inventory positions. Merchandise is a mix of national branded merchandise (55% of sales) and private label and exclusive product available only at Kohl’s (45% of sales). The development of private label and exclusive brands has been among the main focus of the company in the past several years. While the company’s operating model is similar to a discount store, Kohl’s product mix is similar to a department store, focusing on apparel and home, with a strong emphasis on children’s wear. The merchandise is segmented into three lifestyles: classic, updated and contemporary and along a good, better and best price point spectrum.

Like most retailers, sales levels were impacted by the recent housing downturn and resulting recession. Comp store sales (an important indicator of a retailer’s financial health) were -0.8% in 2007, -7.0% in 2008 and +0.4% in 2009. Actually, these results were much better than their department store peers, allowing the company to gain market share through the downturn. In addition, comp store sales turned positive sooner that other competitors (+2.4% in 3Q09, +4.5% in 4Q09 and +7.4% in 1Q10). Importantly, operating margins were up 60 bps in 2009 and 180 bps in 1Q10 as the company managed through the difficult environment with tight inventory control and reduced markdown levels. Still, 2009 operating margins were 170 bps below 2006 levels and this provides an opportunity to grow earnings above sales levels for the next few years. The company recently implemented assortment planning and size optimization systems which should benefit margins and minimize clearance activity going forward.

In valuing a stock, we use private market value (PMV) to determine risk and reward. Historically, most retail acquisitions have been transacted at 7-10x EV/EBITDA multiples. Kohl’s superior market positioning, robust free cash flow and opportunities for expansion should enable its PMV multiple to be at the higher end of this historic range. Thus, we are currently using 8.5-9x EV/EBITDA and 1.4x EV/sales for our PMV calculations to reach a PV level of $79 and $85 per share for ‘10/’11, respectively. The implied PE’s are 20-21X using our EPS estimates of $3.75 in 2010 and $4.25 in 2011. With the stock trading around 46, PMV’s at these levels would imply very modest downside and upside near 50%. With such a positive risk/reward, the stock was recently purchased.

Spartech Corp. – Jeff Bronchik

Spartech is an intermediary processor of plastics and one of the largest producers of custom plastic sheet in North America. Its products are used in an array of different applications including residential appliances, automobiles, commercial roofing, packaging trays for produce, and large signage. A number of its end markets felt the brunt of the economic storm and are still in the nascent stages of recovery, however we believe that even if there is only a marginal recovery in volume that the stock is currently trading at a material discount to its intrinsic value given the company’s vastly improved cost structure, enhanced organizational discipline, and evolving business mix.

Over the years, Spartech had grown via an aggressive acquisition program, which ultimately resulted in high debt levels and steadily eroding returns on invested capital. In early 2008, the company brought in a new, outside CEO who has done an exemplary job of right-sizing the business and bringing operating discipline to the organization as well as recruiting outside talent to help grow the business. This transformation has been evident in the company’s ability to realize $80 million of permanent costs savings and generating record gross margin per pounds sold despite weak end demand. Solid working capital management has led to consistently strong free cash flow generation, which has been used to materially reduce debt and diversify into new, higher-value product lines (e.g., food packaging). The company recently renegotiated its credit facility and extended it through 2014. This new facility gives the company more latitude to spend on capital expenditures, pay dividends, and potentially acquire new businesses.

Volumes are currently running almost 580 million pounds below their peak levels of 1,470 million pounds in 2006. Using a sensitivity analysis and assuming incremental margins below management’s targeted goals, if the company were to recover slightly more than half of that lost volume (300 million pounds) it would equate to $1.50/share in earnings. If the economy and the company’s end markets were to materially improve and they were able to get 500 million of those lost pounds back, it would equate to over $2.00/share in earnings power. For reference, the company’s prior peak earnings were less than $1.50/share and demonstrates the structural cost improvement and operating leverage in the business.

Our valuation work suggests that at its current stock price of $10, there is limited downside in a sluggish economic environment given its cash flow characteristics and the fact that it is trading at just over 6x our estimate of normalized earnings. With any material help from the economy, Spartech has upwards of $2.00/share in earnings power which would suggest a $20 value is entirely reasonable, if not conservative. The company is a prodigious generator of free cash flow and management continues to make progress in upgrading the business mix and improving returns on invested capital. We view Spartech as having meaningful upside and believe the stock is worth $20 longer-term.

38  The Masters' Select Funds Trust

Zoll Medical Corp. – Tucker Walsh

Zoll Medical Corp. (ZOLL) is the market leader in non-invasive resuscitation devices, participating in the $1.3 billion market for external defibrillators. Approximately 65% of revenues are derived from Zoll’s core defibrillator products, which encompass professional defibrillators (~45% of revenues) purchased by hospitals and emergency management services at prices ranging between approximately $8,000 to 15,000; automated defibrillators (~20% of revenues) which typically have a lower price point, approximately $2,000, and are sold to municipalities for first responders, airlines, health clubs, office management; and, the most exciting product, LifeVest (~16% of revenues), a wearable defibrillator. In addition to the defibrillators product set, Zoll operates three other segments which have unique opportunities while still in infancy, including: data management and enterprise software for emergency medical systems comprising approximately 12% of revenues; Autopulse, an automated CPR device which provides complete chest compressions comprising approximately 4% of revenues; and, Alsius, a temperature management product used to induce hypothermia to prevent neurological damage from swelling in cases of trauma, stroke, or cardiac arrest, comprising approximately 3% of revenues. Copper Rock has high conviction in Zoll Medical because we believe this company is a true growth story with a high probability of beating and consistently raising numbers due to the significant opportunity from LifeVest and other innovative products that will drive operating margin expansion longer term.

First, the core external defribrillator market has strong secular growth with a long run growth rate of approximately 5-6%. Out of a $1.3 billion market opportunity, nearly 40% is “public access” with a growth rate of approximately 12 – 15%. While the economic recession over the past two years has certainly put significant pressure on hospitals and municipalities, defribrillator replacement data suggests we are on the verge of significant replacement cycle as the economy starts to eventually grow again and buyers can no longer put off upgrades. Second, although Life Vest, along with data management, Autopulse, and Alsius products have very low market penetration, these, on average have higher margins than the commoditized core defibrillator business. Life Vest, in particular, has very low penetration of approximately 5% and at only a $70 million run-rate in sales and a $1.8 billion market, it is the first and only wearable defibrillator for patients at high risk of cardiac arrest or recurring cardiac arrest prior to operation. With gross margins ranging between 75-80% vs. the corporate average of approximately 50%, the evidence is very compelling that LifeVest will achieve 20% in operating margins over the next several years. As Copper Rock assesses the LifeVest opportunity, it concludes that much of significant ramp in sales is over as the company expects to grow its Salesforce from about 90 representatives to 120-130 representatives over the next two years, suggesting that leverage is already in the model and visibility should begin to come through. Healthcare reform will always create risks for medical devices companies, like Zoll, but Copper Rock believes reimbursement risk is relatively minimal as reimbursement is currently secure. This is supported by little to no competition in the pipeline over the next two to three years and an improving adoption rate from the medical community as champions for the product transition from electro-physiologists to cardiologists and internists.

From a valuation perspective, Zoll has a very strong balance sheet with no debt and significant cash. The stock has been depressed through much of 2009 due to a burdened hospital budgets and state funding issues, creating an inexpensive entry point for Copper Rock. Recent trends within the core defibrillator business have improved, and we expect this trend to continue; this coupled with the ramp in LifeVest and improvement in margins from their newer products will drive above average earnings and improvement in valuation. The stock trades below its peers and below its median historical valuation on EV to Sales, as well as EV/EBITDA. Based on our analysis of the market opportunity for all of the company’s products, Copper Rock currently calculates a stock price between $37 and $38, with greater than 40% upside. Although the opportunity in Zoll does not come without risks, per se from competition in Medtronic’s Physio-control business and healthcare reform tax on medical devices, Copper Rock believes the leverage in the model from LifeVest, the upcoming replacement cycle for core defibrillators with the strength of slowly recovering economy, and opportunities for cross selling other products, like Autopulse or Alsius, create a very convincing case for owning Zoll Medical Corp.

See page 75 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  39

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 92.6%

Consumer Discretionary: 19.5%
27,000	Brown Shoe Co., Inc.	$409,860
56,000	California Pizza Kitchen, Inc.*	848,400
30,400	Charming Shoppes, Inc.*	114,000
335,000	dELiA*s, Inc.*	492,450
52,500	Foot Locker, Inc.	662,550
31,000	Genesco, Inc.*	815,610
52,220	Grand Canyon Education, Inc.*	1,223,515
50,000	HSN, Inc.*	1,200,000
21,189	J Crew Group, Inc.*	779,967
36,500	Jarden Corp.	980,755
17,900	Jo-Ann Stores, Inc.*	671,429
23,300	Kohl's Corp.*	1,106,750
94,000	Liberty Media Corp - Interactive*	987,000
37,395	Signet Jewelers Ltd.*	1,028,363
32,830	Syms Corp.*	231,451
22,974	Tempur-Pedic International, Inc.*	706,450
23,000	Time Warner Cable, Inc.	1,197,840
398,500	Wendy's/Arby's Group, Inc.	1,594,000
		15,050,390
Consumer Staples: 5.3%
300,000	Central Garden and Pet Co.*	2,691,000
54,061	Green Mountain Coffee Roasters, Inc.*	1,389,368
		4,080,368
Energy: 9.2%
28,600	Atwood Oceanics, Inc.*	729,872
22,779	Baker Hughes, Inc.	946,923
26,804	Forest Oil Corp.*	733,357
68,900	Patterson-UTI Energy, Inc.	886,743
63,600	Rosetta Resources, Inc.*(a)	1,259,916
64,600	Rowan Companies, Inc.*	1,417,324
28,600	Smith International, Inc.	1,076,790
		7,050,925
Financials: 12.8%
495,000	Chimera Investment Corp.	1,786,950
200,500	CNO Financial Group, Inc.*	992,475
79,000	Hilltop Holdings, Inc.*	790,790
17,500	Mercury General Corp.	725,200
109,506	Ocwen Financial Corp.*	1,115,866
20,721	Portfolio Recovery Associates, Inc.*	1,383,749
9,500	White Mountains Insurance Group Ltd.	3,079,900
		9,874,930
Health Care: 11.6%
63,783	AVEO Pharmaceuticals, Inc.*	450,946
18,000	Community Health Systems, Inc.*	608,580
62,000	Hanger Orthopedic Group, Inc.*	1,113,520
55,500	Healthsouth Corp.*	1,038,405
66,100	Impax Laboratories, Inc.*	1,259,866
60,763	Meridian Bioscience, Inc.	1,032,971
46,230	Parexel International Corp.*	1,002,266
9,028	SXC Health Solutions Corp.*	661,301
65,990	Zoll Medical Corp.*	1,788,329
		8,956,184
Industrials: 8.9%
41,100	Aegean Marine Petroleum Network, Inc	821,178
17,000	Alaska Air Group, Inc.*	764,150
48,300	EnerSys*	1,032,171
63,200	IESI-BFC Ltd.	1,270,952
38,402	SYKES Enterprises, Inc.*	546,460
74,900	Trinity Industries, Inc.	1,327,228
33,256	WESCO International, Inc.*	1,119,730
		6,881,869
Information Technology: 19.7%
75,100	Advanced Energy Industries, Inc.*	922,979
44,000	Altera Corp.	1,091,640
32,700	Arrow Electronics, Inc.*	730,845
176,200	Art Technology Group, Inc.*	602,604
34,500	Atheros Communications, Inc.*	950,130
49,200	Avnet, Inc.*	1,186,212
30,839	Blackboard, Inc.*	1,151,220
193,000	Brocade Communications Systems, Inc.*	995,880
142,772	Emulex Corp.*	1,310,647
197,000	Integrated Device Technology, Inc.*	975,150
57,500	Omnivision Technologies, Inc.*	1,232,800
58,700	Semtech Corp.*	960,919
22,500	Synopsys, Inc.*	469,575
38,235	Ultimate Software Group, Inc.*	1,256,402
147,600	United Online, Inc.	850,176
15,200	Western Digital Corp.*	458,432
		15,145,611
Materials: 4.1%
39,634	Solutia, Inc.*	519,205
160,000	Spartech Corp.*	1,640,000
54,200	STR Holdings, Inc.*	1,018,960
		3,178,165
Telecommunication Services: 1.5%
56,000	Syniverse Holdings, Inc.*	1,145,200

TOTAL COMMONS TOCKS
(cost $72,222,565)		71,363,642

40  The Masters' Select Funds Trust

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2010 (Unaudited)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 7.8%
6,225,000	State Street Bank & Trust Co., 0.000%, 06/30/10, due 07/01/10 [collateral: par value $5,695,000, Fannie Mae, 6.000%, due 03/09/20, value $6,129,244] (proceeds $5,991,000)	$5,991,000

TOTAL SHORT-TERM INVESTMENTS
(cost $5,991,000)		5,991,000

TOTAL INVESTMENTS IN SECURITIES
(cost $78,213,565): 100.4%		77,354,642

Liabilities in Excess of Other Assets: (0.4)%		(312,194)

Net Assets: 100%		$77,042,448

Percentages are stated as a percent of net assets.

*	Non-income producing security
(a)	Restricted security

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  41

Masters’ Select Focused Opportunities Fund Review

During the first six months of 2010, Masters’ Select Equity outperformed its S&P 500 Index benchmark by losing less in a down market. Focused Opportunities declined 5.6% compared to a 6.7% loss for the benchmark. This recent outperformance continues a stretch of significant outperformance that started in early 2009. Overall, Focused Opportunities has returned 41.0% over the last 18 months compared to 18.0% for the S&P 500 Index. However, since the fund’s inception four years ago it has trailed the S&P 500. Over that time the fund’s average annual return has been -4.0% compared to -3.0% for the index. We don’t believe that four years constitutes a long-term record. Nevertheless we expect to do better and we are working hard to continue to turn the underperformance gap around.

Because Focused Opportunities is concentrated it has been more volatile than the S&P 500—with periods of both sizable underperformance and outperformance. However, we believe that the ability of the fund’s stock pickers to focus on a small number of their highest-conviction stocks will translate into strong long-term performance for investors who are willing to tolerate volatility and high performance divergence relative to the benchmark over shorter time periods.

Performance as of June 30, 2010

		Average Annual Total Returns
	Year to Date Return	One Year	Three- Year	Since Inception
Masters' Select Focused Opportunities Fund (6/30/2006)	-5.56%	19.55%	-10.76%	-4.04%
S&P 500 Index	-6.66%	14.42%	-9.82%	-3.03%

Performance data quoted represents past performance; past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Focused Opportunities Fund.

Portfolio Commentary

Factors that contributed to Masters’ Select Focused Opportunities’ first-half performance are discussed in the following paragraphs along with an update of noteworthy developments relating to the portfolio composition.

Performance of managers: Two of the fund’s three sub-advisors beat their respective benchmarks for the first six months of 2010. Longer-term the two managers who have been on the fund since its inception four years ago have trailed their benchmark. Sands Capital, who joined the fund just over two years ago, is ahead of their benchmark by a sizable margin. We remain confident in each of the three sub-advisors, and in the case of the two who are trailing that confidence is partly based on much longer experience we’ve had with them on other Masters’ Select funds. For those funds, both managers outperformed their benchmarks. Focused Opportunities is still a relatively young fund that has faced a challenging market environment since its inception four years ago, but over the long run we maintain the goal for each of the fund’s sub-advisors to outperform their benchmark and peer group.i

Sector and stock-picking impact: We highlight the performance of individual stocks rather than the effect of sector allocation when discussing the performance of the fund because of the fund’s highly concentrated structure. Two of the fund’s best performing stocks, Genzyme and Intuitive Surgical, came from the health care sector despite the fact that health care underperformed the overall stock market. Las Vegas Sands was the fund’s most successful stock in the first half of 2010 though it was sold in April. In fact, of the fund’s seven top contributors so far this year, five were sold from the portfolio by June 30—an unusually high level of turnover for the fund. Besides Las Vegas Sands, also gone from the portfolio are Genzyme, Cadbury PLC, Koninklijke KPN and Premier Foods.

The fund’s exposure to the energy and utilities sectors was certainly noteworthy on the negative side of the ledger. The fund holds a total of five positions in these two sectors and all five landed on the list of largest detractors. Given the negative sentiment directed towards offshore oil production and the slowdown in offshore drilling, it’s not surprising that both National Oilwell Varco and Schlumberger suffered price declines. Loews Corporation also declined but not as much—it’s primarily a property and casualty insurer but it also owns and operates offshore drilling rigs on a contract basis. All of these companies remain in the Focused Opportunities portfolio. As we have commented in prior writings, the performance of any stock during a six month period does not tell us how successful a holding may be over its entire holding period in the fund.

42  The Masters' Select Funds Trust

Masters' Select Focused Opportunities Fund Contribution by Holding For the Six Months Ended June 30, 2010
Top Contributors		Bottom Contributors
Security	Portfolio Contribution	Security	Portfolio Contribution
Las Vegas Sands Corp.	1.83%	E.ON AG	(1.58%)
Apple Inc.	0.84%	National Oilwell Varco	(1.33%)
Genzyme Corp.	0.53%	Google Inc.	(1.21%)
Intuitive Surgical, Inc.	0.26%	Exelon Corp.	(0.97%)
Cadbury PLC	0.19%	Qualcomm Inc.	(0.73%)
Koninklijke KPN	0.12%	Schlumberger Ltd.	(0.64%)
Premier Foods	0.04%	Bank of New York Mellon	(0.58%)
Procter & Gamble Co.	0.02%	CVS Caremark Corp.	(0.50%)
		Canadian Natural Resources Ltd.	(0.47%)
		Lorillard Inc.	(0.37%)

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Fund Summary  43

Portfolio mix: The fund continues to look very different from its S&P 500 benchmark. The differences start at the sector level.

The portfolio changed materially in the first half of 2010 as the managers added six new names. New holdings include well known domestic companies Kraft Foods, Amazon.com, Exelon, Qualcomm and Visa along with foreign telecommunications giant Vodafone. These additions, and the corresponding sales of prior holdings, resulted in several notable shifts in the fund’s sector mix, including almost doubling its exposure to the utilities sector with the Exelon purchase and increasing its holdings in the technology sector via Qualcomm and Visa. The largest reductions came from the sale of Allied Irish Banks out of the financial sector and Genzyme from the health care sector. The reduction in exposure to the energy sector reflects the poor returns for the two oil well servicing stocks during the second quarter rather than the elimination of any positions.

Though still material, the fund’s exposure to foreign stocks declined significantly (29% to 16%) since the end of 2009 largely due to the swap of Kraft Foods for Cadbury (due to its acquisition by Kraft) and the sale of Allied Irish Banks, Koninkluke KPN and Premier Foods.

From a market cap standpoint, exposure to mid-cap stocks increased. However, this is mostly reflective of the reconstitution of the Russell Indexes. Russell Mellon revises their indexes annually in May, which this year resulted in an increase in the top end of their mid-cap range from approximately $12.2 billion to $14.1 billion. All of the fund’s mid-cap holdings are now near the upper end of what we define as the mid-cap range of market capitalization.

By Sector
	Sector Allocation
	Fund as of 12/31/09	Fund as of 6/30/10	S&P 500 Index as of 6/30/10
Consumer Discretionary	2.7%	3.8%	10.1%
Consumer Staples	20.9%	17.9%	11.5%
Energy	18.3%	14.9%	10.7%
Finance	19.9%	17.8%	16.3%
Health Care & Pharmaceuticals	12.9%	8.7%	12.1%
Industrials	0.0%	0.0%	10.4%
Materials	0.0%	0.0%	3.4%
Technology	10.4%	14.2%	18.7%
Telecom	5.2%	5.7%	3.0%
Utilities	4.7%	8.4%	3.8%
Cash Equivalents & Other	5.1%	8.6%	0.0%
	100.0%	100.0%	100.0%

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.25 billion
Large-Cap Domestic > $14.1 billion

Totals may not add up to 100% due to rounding

44 The Masters' Select Funds Trust

Taxes: Masters’ Select Focused Opportunities has generated taxable gains in 2010; however the fund has a sizable tax-loss carry-forward. For this reason it is extremely unlikely that the fund will distribute any capital gains in 2010 and it is very possible that the fund won’t distribute gains in 2011 and possibly beyond given the size of the loss carry-forward.ii

Franklin Mutual Manager Addition

As we reported last December, the departure of Anne Gudefin from Franklin Mutual led us to update our due diligence on the firm. After spending a day in their offices and numerous follow-up calls we’re happy to report that we continue to have a high level of confidence in the firm.

On a related note, Philippe Brugere-Trelat has joined Peter Langerman as co-manager on the Franklin Mutual sleeve of Masters’ Select Value. Brugere-Trelat is vice president of Mutual Series, portfolio manager of Mutual European Fund and co-portfolio manager of Mutual International Fund and Mutual Global Discovery Fund (with Langerman). Brugere-Trelat brings over 20 years of experience in the European equity markets. He is intimately familiar with Mutual Series’ approach to investing, having begun his career with the team in 1984 under Max Heine and Michael Price. He spent over 10 years (1984-1994) following European investments for the funds.

Prior to rejoining Mutual Series in 2004 Brugere-Trelat was president and portfolio manager of Eurovest, a French registered fund exclusively invested in European equity markets (1996-2004). Before that, he was a principal of Omega Advisors Inc., a large New York based hedge fund, where he was responsible for European equity markets (1994-1996).

Langerman and Brugere-Trelat will share responsibility for their portion of the Masters’ Select Value portfolio.

In Closing

The economy has improved from the extremely severe recession but in our view it seems likely that we will continue to face a challenging environment. However, our sub-advisors are generally more optimistic, particularly at a stock picking level. We hear about companies with fortress balance sheets, strong cash flows and that sell at low multiples to their free cash flow. These characteristics are not descriptive of all the stocks in the fund’s portfolio, but overall, our managers tell us that they are able to find stocks that they believe are very well positioned given their fundamentals and valuation.

A common theme is companies seeking to take advantage of a stressed economic environment to improve their competitive position for the future. For example, the Sands team tells us that Schlumberger has sought to benefit from the downturn in oilfield activity by widening its competitive moat through a focus on R&D, strong operations management, and targeted M&A. Sands believes Schlumberger is in an improved position to capture the long-term expected growth in upstream oil and gas spending as the energy market rebounds.

Looking ahead, we believe that very selective stock picking could make a material performance difference regardless of the stock market environment and in a possible low-return environment we think that could be particularly important. Of all the Masters’ Select funds, Focused Opportunities has the most concentrated overall portfolio and owns the fewest number of names from its managers (with each picking five to seven stocks). In that respect, stocks must clear a very high bar to make it into the fund’s portfolio. We are encouraged with the fund’s performance rebound that started in early 2009 and continue to be excited about the fund’s potential to deliver strong long-term returns relative to the stock market and the fund’s peer group.

[i]
The managers and their respective benchmarks are: Christopher Davis and Ken Feinberg: S&P 500 Index; Peter Langerman: Russell 3000 Value Index; Frank Sands Jr., John Freeman and Michael Sramek: Russell 1000 Growth Index.

ii
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of its representatives may give legal or tax advice.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Fund Summary  45

Masters’ Select Focused Opportunities Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Blend
Peter Langerman/Philippe Brugere – Trelat	Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value
Frank Sands, Jr./ A. Michael Sramek/ John Freeman	Sands Capital Management, LLC	33.33%	All sizes, but mostly large and mid-sized companies	Growth

46  The Masters' Select Funds Trust

Masters’ Select Focused Opportunities Fund Stock Highlights

Loews Corp. – Chris Davis and Ken Feinberg

Loews is held in both the Equity Fund and the Focused Opportunies Fund. Please refer to the discussion on Page 10.

Visa, Inc. – Frank Sands Jr.

Visa is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to the discussion on page 10.

Kraft Foods, Inc. – Peter Langerman/Philippe Brugere - Trelat

Kraft Foods is held in both the Value Fund and the Focused Opportunities Fund. Please refer to the discussion on page 30.

See page 75 for Industry Terms and Definitions.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  47

Masters’ Select Focused Opportunities Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 91.4%

Consumer Discretionary: 3.8%
20,600	Amazon.com, Inc.*	$2,250,756

Consumer Staples: 17.9%
90,320	CVS Caremark Corp.	2,648,182
97,216	Kraft Foods, Inc.	2,722,048
41,012	Lorillard, Inc.	2,952,044
36,200	Procter & Gamble Co.	2,171,276
		10,493,550
Energy: 14.9%
113,600	Canadian Natural Resources Ltd.	3,774,928
79,800	National Oilwell Varco, Inc.	2,638,986
41,400	Schlumberger Ltd.	2,291,076
		8,704,990
Financials: 17.8%
67,250	American Express Co.	2,669,825
112,189	Bank of New York Mellon Corp.	2,769,947
110,600	Loews Corp.	3,684,086
50,900	Wells Fargo & Co.	1,303,040
		10,426,898
Health Care: 8.7%
9,000	Intuitive Surgical, Inc.*	2,840,580
37,500	Johnson & Johnson	2,214,750
		5,055,330
Technology: 14.2%
12,400	Apple, Inc.*	3,118,972
79,500	QUALCOMM, Inc.	2,610,780
36,000	Visa Inc. - Class A	2,547,000
		8,276,752
Telecommunication Services: 5.7%
1,605,760	Vodafone Group Plc	3,339,778

Utilities: 8.4%
83,680	E.ON AG	2,281,143
69,070	Exelon Corp.	2,622,588
		4,903,731
TOTAL COMMON STOCKS
(cost $55,209,365)		53,451,785

Principal Amount		Value

SHORT-TERM INVESTMENTS: 7.7%
4,538,000	State Street Bank & Trust Co., 0.000%, 06/30/10, due 07/01/10 [collateral: par value $4,395,000, Fannie Mae, 4.100%, due 12/17/18, Fannie Mae, 6.000%, due 03/09/20, Federal Home Loan Bank, 1.750%, due 12/14/12 value $4,637,394] (proceeds $4,538,000)	$4,538,000

TOTAL SHORT-TERM INVESTMENTS
(cost $4,538,000)		4,538,000

TOTAL INVESTMENTS IN SECURITIES
(cost $59,747,365): 99.1%		57,989,785

Other Assets and Liabilities: 0.9%		501,057

Net Assets: 100.0%		$58,490,842

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

48  The Masters' Select Funds Trust

Masters’ Select Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/10)	Ending Account Value (06/30/10)	Expenses Paid During Period* (01/01/10 to 06/30/10)	Expense Ratio During Period* (01/01/10 to 06/30/10)
Masters’ Select Equity Fund – Institutional Actual	$1,000.00	$955.90	$6.16	1.27%
Masters’ Select Equity Fund – Investor Actual	$1,000.00	$955.80	$7.37	1.52%
Masters’ Select Equity Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.36	1.27%
Masters’ Select Equity Fund – Investor Hypothetical (5% return before expenses)	$1,000.00	$1,017.26	$7.60	1.52%
Masters’ Select International Fund – Institutional Actual	$1,000.00	$898.90	$5.41	1.15%
Masters’ Select International Fund – Investor Actual	$1,000.00	$897.20	$6.59	1.40%
Masters’ Select International Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Masters’ Select International Fund – Investor Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Masters’ Select Value Fund – Institutional Actual	$1,000.00	$952.50	$6.63	1.37%
Masters’ Select Value Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.85	1.37%
Masters’ Select Smaller Companies Fund – Institutional Actual	$1,000.00	$968.60	$7.57	1.55%
Masters’ Select Smaller Companies Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Masters’ Select Focused Opportunities Fund – Institutional Actual	$1,000.00	$944.40	$6.51	1.35%
Masters’ Select Focused Opportunities Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

Expense Examples  49

Masters’ Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2010 - (Unaudited)

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
ASSETS
Investments in securities at cost	$278,921,616	$1,437,963,266	$101,875,978	$78,213,565	$59,747,365
Investments in securities at value	$286,467,782	$1,297,634,666	$97,201,945	$77,354,642	$57,989,785
Cash	30,297	4,787	14,173	3,424	2,433
Cash, denominated in foreign currency (cost of $—, $1,801,993, $—, $— and $—, respectively)	—	1,801,821	—	—	—
Receivables:
Securities sold	3,123,394	735,883	—	804,623	—
Dividends and interest	236,730	1,540,583	262,202	98,236	190,355
Fund shares sold	169,513	1,454,299	45,863	14,527	120,722
Foreign tax reclaim	—	925,976	17,366	—	20,186
Unrealized gain on forward exchange contracts	—	1,897,025	518,686		362,474
Prepaid expenses	19,120	46,718	15,190	14,324	16,735
Total assets	290,046,836	1,306,041,758	98,075,425	78,289,776	58,702,690
LIABILITIES
Payables:
Advisory fees	274,579	1,028,938	91,980	77,066	50,296
Securities purchased	387,301	7,755,297	183,539	1,032,209	—
Fund shares redeemed	70,670	2,595,670	145,129	57,290	21,598
Foreign taxes withheld	2,124	117,318	—	1,311	1,229
Unrealized loss on forward exchange contracts	—	290,656	59,240	—	86,287
Accrued other expenses	116,133	329,556	71,148	79,452	52,438
Total liabilities	850,807	12,117,435	551,036	1,247,328	211,848
NET ASSETS	$289,196,029	$1,293,924,323	$97,524,389	$77,042,448	$58,490,842
Institutional Class:
Net Assets	$289,131,317	1,138,443,632	97,524,389	77,042,448	58,490,842
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	27,804,201	97,062,584	9,724,643	7,568,969	7,317,207
Net asset value, offering and redemption price per share	$10.40	$11.73	$10.03	$10.18	$7.99
Investor Class:
Net Assets	$64,712	$155,480,691
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	6,231	13,284,126
Net asset value, offering and redemption price per share	$10.39	$11.70
COMPONENTS OF NET ASSETS
Paid in capital	$348,887,318	$1,827,212,191	144,661,640	150,967,566	90,682,697
Undistributed net investment income (loss)	(415,368)	5,740,935	67,468	(325,733)	29,651
Accumulated net realized loss on investments	(66,821,872)	(400,331,430)	(42,993,603)	(72,740,298)	(30,742,139)
Net unrealized appreciation (depreciation) on:
Investments	7,546,166	(140,328,600)	(4,674,033)	(858,923)	(1,757,580)
Foreign currency	(215)	1,631,227	462,917	(164)	278,213
Net assets	$289,196,029	$1,293,924,323	$97,524,389	$77,042,448	$58,490,842

The accompanying notes are an integral part of these financial statements.

50  The Masters' Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2010 – (Unaudited)

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $52,986, $1,427,092, $43,329, $2,249 and $32,049, respectively)	$1,617,195	$13,397,136	$1,179,492	$341,451	$746,866
Interest	387	3,584	17	81	1
Total income	1,617,582	13,400,720	1,179,509	341,532	746,867
Expenses
Advisory fees	1,756,018	7,272,890	594,258	491,319	346,684
Administration fees	35,867	162,399	11,706	9,237	7,121
Custody fees	24,800	520,531	11,908	16,433	6,713
Transfer agent fees	83,985	466,346	28,514	41,971	5,943
Chief compliance officer fees	5,292	5,292	5,292	5,292	5,292
Fund accounting fees	41,220	41,630	32,173	35,167	28,810
Professional fees	26,036	54,559	21,627	20,546	20,179
Trustee fees	26,295	62,132	22,308	19,915	20,734
Registration expense	15,194	29,584	11,047	10,782	10,696
Insurance expense	10,765	48,965	4,163	3,008	2,453
Reports to shareholders	32,220	116,950	13,385	16,810	3,031
Miscellaneous	10,038	43,087	3,332	2,553	2,216
Distribution Fees for Investor Class (See Note 9)	34	197,353	—	—	—
Total expenses	2,067,764	9,021,718	759,713	673,033	459,872
Less: fees waived	(29,504)	(821,266)	(14,186)	(2,785)	(32,249)
Less: expenses paid indirectly	(5,310)	(31)	(3,161)	(3,557)	(2,079)
Net expenses	2,032,950	8,200,421	742,366	666,691	425,544
Net investment income (loss)	(415,368)	5,200,299	437,143	(325,159)	321,323
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net change in realized gain (loss) on:
Investments	18,855,238	65,022,024	6,771,975	6,898,791	2,152,547
Foreign currency transactions	(19,627)	(2,485,357)	1,096,821	(524)	632,883
Net realized gain	18,835,611	62,536,667	7,868,796	6,898,267	2,785,430
Net unrealized appreciation (depreciation) on:
Investments	(31,436,449)	(216,352,358)	(13,125,319)	(9,010,277)	(6,480,588)
Foreign currency translations	(276)	1,298,620	93,242	(164)	(13,509)
Net unrealized appreciation (depreciation):	(31,436,725)	(215,053,738)	(13,032,077)	(9,010,441)	(6,494,097)
Net realized and unrealized loss on investments and foreign currency	(12,601,114)	(152,517,071)	(5,163,281)	(2,112,174)	(3,708,667)
Net decrease in net assets resulting from operations	$(13,016,482)	$(147,316,772)	$(4,726,138)	$(2,437,333)	$(3,387,344)
The accompanying notes are an integral part of these financial statements.

Statement of Operations  51

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Six Months Ended June 30, 2010#	Year Ended December 31, 2009	Six Months Ended June 30, 2010#	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$(415,368)	$(1,057,104)	$5,200,299	$5,266,063
Net realized gain (loss) on investments and foreign currency	18,835,611	(21,583,106)	62,536,667	(121,970,773)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(31,436,725)	122,794,592	(215,053,738)	450,713,073
Net increase (decrease) in net assets resulting from operations	(13,016,482)	100,154,382	(147,316,772)	334,008,363
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	—	(6,594,330)
Investor Class*	—	—	—	(670,267)
From net realized gain
Institutional Class	—	—	—	—
Investor Class*	—	—	—	—
Total distributions	—	—	—	(7,264,597)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	16,365,052	33,618,841	179,748,186	276,023,333
Investor Class*	66,829	4,000	38,807,770	147,677,951
Reinvested distributions
Institutional Class	—	—	—	5,078,324
Investor Class*	—	—	—	670,148
Redemption fee proceeds
Institutional Class	1,639	45,910	107,598	376,753
Investor Class*	19	—	12	—
Payment for shares redeemed
Institutional Class	(30,470,858)	(74,216,597)	(152,531,928)	(247,988,898)
Investor Class*	(956)	—	(18,172,095)	(9,175,557)
Net increase (decrease) in net assets from capital share transactions	(14,038,275)	(40,547,846)	47,959,543	172,662,054
Total increase (decrease) in net assets	(27,054,757)	59,606,536	(99,357,229)	499,405,820
NET ASSETS
Beginning of period	316,250,786	256,644,250	1,393,281,552	893,875,732
End of period	$289,196,029	$316,250,786	$1,293,924,323	$1,393,281,552

Accumulated net investment income (loss)	$(415,368)	—	$5,740,935	$504,636

CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	1,466,400	3,784,732	14,054,766	24,480,161
Reinvested distributions	—	—	—	388,846
Redeemed	(2,734,567)	(8,745,506)	(12,074,609)	(24,178,582)
Net increase (decrease) from capital share transactions	(1,268,167)	(4,960,774)	1,980,157	690,425
Investor Class:
Sold	5,903	415	3,047,525	12,341,109
Reinvested distributions	—	—	—	51,352
Redeemed	(87)	—	(1,437,551)	(718,309)
Net increase from capital share transactions	5,816	415	1,609,974	11,674,152

* Commenced operations on April 30, 2009.

# Unaudited.

The accompanying notes are an integral part of these financial statements.

52  The Masters' Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Smaller Companies Fund
	Six Months Ended June 30, 2010#	Year Ended December 31, 2009	Six Months Ended June 30, 2010#	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$437,143	$(18,151)	$(325,159)	$(567,796)
Net realized gain (loss) on investments and foreign currency	7,868,796	(16,997,846)	6,898,267	(18,488,031)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(13,032,077)	51,630,110	(9,010,441)	47,852,279
Net increase (decrease) in net assets resulting from operations	(4,726,138)	34,614,113	(2,437,333)	28,796,452
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(598,059)	—	—
From net realized gain
Institutional Class	—	—	—	—
Total distributions	—	(598,059)	—	—
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	5,268,129	14,483,708	5,692,402	10,667,963
Reinvested distributions
Institutional Class	—	589,827	—	1,136
Redemption fee proceeds
Institutional Class	651	14,320	1,354	31,908
Payment for shares redeemed
Institutional Class	(12,902,019)	(29,745,791)	(11,852,443)	(43,212,744)
Net decrease in net assets from capital share transactions	(7,633,239)	(14,657,936)	(6,158,687)	(32,511,737)
Total increase (decrease) in net assets	(12,359,377)	19,358,118	(8,596,020)	(3,715,285)
NET ASSETS
Beginning of period	109,883,766	90,525,648	85,638,468	89,353,753
End of period	$97,524,389	$109,883,766	$77,042,448	$85,638,468

Accumulated net investment income (loss)	$67,468	$(369,675)	$(325,733)	$(574)

CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	492,658	1,678,865	500,266	1,293,534
Reinvested distributions	—	55,696	—	114
Redeemed	(1,207,093)	(3,605,587)	(1,079,637)	(5,940,112)
Net decrease from capital share transactions	(714,435)	(1,871,026)	(579,371)	(4,646,464)

# Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets  53

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Focused Opportunities Fund
	Six Months Ended June 30, 2010#	Year Ended December 31, 2009
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment income	$321,323	$107,722
Net realized gain (loss) on investments and foreign currency	2,785,430	(24,678,951)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(6,494,097)	47,037,804
Net increase (decrease) in net assets resulting from operations	(3,387,344)	22,466,575
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(256,904)
From net realized gain
Institutional Class	—	—
Total distributions	—	(256,904)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	3,712,360	8,578,592
Reinvested distributions
Institutional Class	—	256,755
Redemption fee proceeds
Institutional Class	373	9,718
Payment for shares redeemed
Institutional Class	(6,009,514)	(18,035,392)
Net decrease in net assets from capital share transactions	(2,296,781)	(9,190,327)
Total increase (decrease) in net assets	(5,684,125)	13,019,344
NET ASSETS
Beginning of period	64,174,967	51,155,623
End of period	$58,490,842	$64,174,967

Accumulated net investment income (loss)	$29,651	$(291,672)

CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	435,925	1,259,789
Reinvested distributions	—	30,206
Redeemed	(704,203)	(2,698,089)
Net decrease from capital share transactions	(268,278)	(1,408,094)

# Unaudited.

The accompanying notes are an integral part of these financial statements.

54  The Masters' Select Funds Trust

Masters’ Select Equity Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
	Ended June 30, 2010#		2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.88		$7.54	$15.17	$15.69	$15.24	$15.26

Income from investment operations:
Net investment loss	(0.01)		(0.04)	(0.01)	(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)		3.38	(7.03)	0.78	1.44	0.75
Total income (loss) from investment operations	(0.48)		3.34	(7.04)	0.75	1.43	0.73
Less distributions:
From net investment income	––		––	(0.01)	––	––	––
From net realized gain	––		––	(0.58)	(1.27)	(0.98)	(0.75)
Total distributions	––		––	(0.59)	(1.27)	(0.98)	(0.75)
Redemption fee proceeds	––	^	–– ^	–– ^	–– ^	–– ^	–– ^
Net asset value, end of period	$10.40		$10.88	$7.54	$15.17	$15.69	$15.24
Total return	(4.41	)%+	44.30%	(46.76)%	4.57%	9.34%	4.96%
Ratios/supplemental data:
Net assets, end of period (millions)	$289.1		$316.2	$256.6	$708.7	$863.7	$892.6
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.29	%*	1.34%	1.25%	1.21%	1.19%	1.19%
After fees waived and expenses paid indirectly	1.27	%*	1.33%	1.24%	1.20%	1.18%	1.19%
Ratio of net investment loss to average net assets:	(0.26	)%*	(0.39)%	(0.04)%	(0.20)%	(0.08)%	(0.14)%
Portfolio turnover rate	38.68	%+¹	87.83%	101.71%	35.19%	38.39%	46.05%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  55

Masters’ Select International Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
	Ended June 30, 2010#		2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.05		$9.47	$18.68	$18.74	$17.48	$16.88
Income from investment operations:
Net investment income	0.05		0.06	0.32	0.20	0.34	0.17
Net realized and unrealized gain (loss) on
investments and foreign currency	(1.37)		3.59	(8.77)	3.81	3.71	3.64
Total income (loss) from investment operations	(1.32)		3.65	(8.45)	4.01	4.05	3.81
Less distributions:
From net investment income	—		(0.07)	(0.39)	(0.20)	(0.41)	(0.29)
From net realized gain	—		—	(0.37)	(3.87)	(2.38)	(2.92)
Total distributions	—		(0.07)	(0.76)	(4.07)	(2.79)	(3.21)
Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	— ^
Net asset value, end of period	$11.73		$13.05	$9.47	$18.68	$18.74	$17.48
Total return	(10.11	)%+	38.54%	(45.47)%	20.75%	23.61%	23.78%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,138.4		$1,241.0	$893.9	$2,071.0	$1,726.8	$1,429.1
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.28	%*	1.27%	1.22%	1.19%	1.21%	1.24%
After fees waived and expenses paid indirectly	1.15	%*	1.15%	1.07%	1.03%	1.06%	1.08%
Ratio of net investment income to average net assets:	0.77	%*	0.53%	2.19%	0.88%	1.68%	1.17%
Portfolio turnover rate	52.20	%+¹	104.05%	113.63%	92.66%	98.03%	160.12%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

56  The Masters' Select Funds Trust

Masters’ Select Value Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
	Ended June 30, 2010#		2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.53		$7.35	$15.09	$16.34	$14.60	$14.90

Income from investment operations:
Net investment income	0.04		— ^	0.06	0.08	0.08	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.54)		3.24	(7.17)	(0.42)	2.36	0.55
Total income (loss) from investment operations	(0.50)		3.24	(7.11)	(0.34)	2.44	0.60
Less distributions:
From net investment income	—		(0.06)	(0.14)	—	(0.04)	(0.06)
From net realized gain	—		—	(0.49)	(0.91)	(0.66)	(0.84)
Total distributions	—		(0.06)	(0.63)	(0.91)	(0.70)	(0.90)
Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	— ^
Net asset value, end of period	$10.03		$10.53	$7.35	$15.09	$16.34	$14.60
Total return	(4.75	)%+	44.04%	(47.35)%	(2.34)%	16.77%	4.13%
Ratios/supplemental data:
Net assets, end of period (millions)	$97.5		$109.9	$90.5	$342.2	$367.0	$338.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.41	%*	1.45%	1.29%	1.23%	1.24%	1.24%
After fees waived and expenses paid indirectly	1.37	%*	1.42%	1.27%	1.21%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets:	0.81	%*	(0.02)%	0.54%	0.45%	0.49%	0.26%
Portfolio turnover rate	27.18	%+	48.20%	38.76%	24.42%	31.00%	30.21%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  57

Masters’ Select Smaller Companies Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
	Ended June 30, 2010#		2009		2008	2007	2006	2005
Net asset value, beginning of period	$10.51		$6.98		$13.36	$14.86	$14.10	$13.84

Income from investment operations:
Net investment loss	(0.04)		(0.07)		(0.02)	(0.06)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.29)		3.60		(5.96)	0.35	1.47	0.80
Total income (loss) from investment operations	(0.33)		3.53		(5.98)	0.29	1.38	0.73
Less distributions:
From net realized gain	––		––		(0.40)	(1.79)	(0.62)	(0.47)
Total distributions	––		––		(0.40)	(1.79)	(0.62)	(0.47)
Redemption fee proceeds	––	^	––	^	–– ^	–– ^	–– ^	–– ^
Net asset value, end of period	$10.18		$10.51		$6.98	$13.36	$14.86	$14.10
Total return	3.14	% +	50.57	%+	(44.81)%	1.64%	9.67%	5.29%
Ratios/supplemental data:
Net assets, end of period (millions)	$77.0		$85.6		$89.4	$245.1	$268.9	$273.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.56	%*	1.63	%*	1.39%	1.32%	1.32%	1.33%
After fees waived and expenses paid indirectly	1.55	%*	1.62	%*	1.39%	1.31%	1.31%	1.30%
Ratio of net investment loss to average net assets:	(0.75	)%*	(0.73	)%*	(0.15)%	(0.40)%	(0.56)%	(0.64)%
Portfolio turnover rate	62.72	%+	131.36	%+	142.21%	130.65%	102.72%	118.76%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

58  The Masters' Select Funds Trust

Masters’ Select Focused Opportunities Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended	Year Ended December 31,			Period Ended**
	June 30, 2010#	2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$8.46	$5.69	$11.48	$11.02	$10.00

Income from investment operations:
Net investment gain	0.04	0.01	0.01	0.09	––
Net realized and unrealized gain (loss) on investments and foreign currency	(0.51)	2.79	(5.66)	0.77	1.02
Total income (loss) from investment operations	(0.47)	2.80	(5.65)	0.86	1.02
Less distributions:
From net investment income		(0.03)	(0.08)	––	––
From net realized gain	––	––	(0.06)	(0.40)	––
Total distributions	––	(0.03)	(0.14)	(0.40)	––
Redemption fee proceeds	–– ^	–– ^	–– ^	–– ^	––	^
Net asset value, end of period	$7.99	$8.46	$5.69	$11.48	$11.02
Total return	(5.56)%	49.28%	(49.34)%	7.73%	10.20	%+
Ratios/supplemental data:
Net assets, end of period (millions)	$58.5	$64.2	$51.2	$117.8	$57.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.45%	1.50%	1.36%	1.34%	1.63	%*
After fees waived and expenses paid indirectly	1.35%	1.40%	1.28%	1.26%	1.40	%*
Ratio of net investment income (loss) to average net assets:	1.02%	0.19%	0.28%	0.72%	(0.02	)%*
Portfolio turnover rate	35.99%	62.70%	72.09%	45.66%	7.12	%+

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
**	Commenced operations on June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  59

Masters’ Select Funds – Investor Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Equity Fund				International Fund
	Six Months				Six Months
	Ended		Period Ended**		Ended		Period Ended**
	June 30, 2010#		December 31, 2009		June 30, 2010#		December 31, 2009
Net asset value, beginning of period	$10.87		$8.32		$13.04		$9.85

Income from investment operations:
Net investment income (loss)	(0.01)		(0.03)		0.04		––
Net realized and unrealized gain (loss) on
investments and foreign currency	(0.47)		2.58		(1.38)		3.25
Total income (loss) from investment operations	(0.48)		2.55		(1.34)		3.25
Less distributions:
From net investment income	––		––				(0.06)
From net realized gain	––		––		––		––
Total distributions	––		––		––		(0.06)
Redemption fee proceeds	––	^	––		––	^	––
Net asset value, end of period	$10.39		$10.87		$11.70		$13.04
Total return	(4.42	)%+	30.65	%+	(10.28	)%+	32.97	%+
Ratios/supplemental data:
Net assets, end of period (thousands)	$64.7		$4.5		$155,480.7		$152,252.8
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.54	%*	1.57	%*	1.42	%*	1.51	%*
After fees waived and expenses paid indirectly	1.52	%*	1.56	%*	1.40	%*	1.39	%*
Ratio of net investment income (loss) to average net assets:	(0.42	)%*	(0.70	)%*	0.54	%*	(0.10	)%*
Portfolio turnover rate	38.68	%+¹	87.83	%+	52.20	%+	104.05	%+¹

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
**	Commenced operations on April 30, 2009.

The accompanying notes are an integral part of these financial statements.

60  The Masters' Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

The Masters’ Select Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust consists of five separate series: the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, the Masters’ Select Smaller Companies Fund and the Masters’ Select Focused Opportunities Fund (each a “Fund” and collectively the “Funds”).

The Masters’ Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The investor class commenced operations on April 30, 2009.

The Masters’ Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The investor class commenced operations on April 30, 2009.

The Masters’ Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers. The Fund offers one class of shares: Institutional Class.

The Masters’ Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers. The Fund offers one class of shares: Institutional Class.

The Masters’ Select Focused Opportunities Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers. The Fund offers one class of shares: Institutional Class.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. At June 30, 2010 fair value factors were used to price certain securities within the portfolio. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

B.
Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.
Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2010, there was one restricted security held in the Smaller Companies Fund. The value of this security was $1,259,916 or 1.6% of the Fund’s net assets.

D.
Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statement of Operations as Realized Gain (loss) on foreign currency transactions. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the forward contracts held by each Fund, please refer to Note 7.

E.
Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company. As of June 30, 2010, there were no options held by the Funds.

F.
Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

The Funds have reviewed the tax position, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements. Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

G.
Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

H.
Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class are generally due to differences in class specific expenses. Expenses that can be directly attributed to a specific class, such as 12b-1 expenses, and allocated to that specific class based on net assets.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

I.
Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

J.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

K.
Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

L.
Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through August 20, 2010, the date the financial statements were issued.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman/Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million

International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Value Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million

Focused Opportunities Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

The Advisor engages Managers to manage the funds and pays the Managers from its advisory fees.

Through April 30, 2011 the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund, and 1.02% of the Focused Opportunities Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2010, the amount waived, contractual and voluntary, was $29,504, $821,266, $14,186, $2,785 and $32,249 for the Masters’ Select Equity Fund, Masters’ Select International Fund, Masters’ Select Value Fund, Masters’ Select Smaller Companies Fund and Masters’ Select Focused Opportunities Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $52,920 annually for the services of the CCO.

Affiliated entities of the Managers received net commissions on purchases and sales of the Funds’ portfolio securities for the six months ended June 30, 2010 of $8,972 for the Masters’ Select International Fund.

Each independent Trustee, within the meaning of the 1940 Act, is compensated by the Trust at the rate of $75,000 per year.

64  The Masters' Select Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 4 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2010, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$115,508,620	$129,808,155
International Fund	$779,392,142	$684,449,379
Value Fund	$27,475,924	$33,258,915
Smaller Companies Fund	$49,029,310	$54,863,748
Focused Opportunities Fund	$20,974,026	$24,127,778

Note 5 – Fair Value of Financial Instruments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). There inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 –  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2010, in valuing the Fund’s investments carried at fair value:

Equity Fund

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock	$257,327,067	$—	$—	$257,327,067
Depository Receipts	$17,043,715	$—	$—	$17,043,715
Total Equity	$274,370,782	$—	$—	$274,370,782
Short-Term Investments	$—	$12,097,000	$—	$12,097,000
Total Investments in Securities	$274,370,782	$12,097,000	$—	$286,467,782
Other Financial instruments*	$—	$—	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund
Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)		Total
Equity
Common Stock	$114,643,593	$1,006,849,032	$—	**	$1,121,492,625
Depository Receipts	$119,208,753	$—	$—		$119,208,753
Preferred Stock	$—	$12,492,288	$—		$12,492,288
Total Equity	$233,852,346	$1,019,341,320	$—		$1,253,193,666
Short-Term Investments	$—	$44,441,000	$—		$44,441,000
Total Investments in Securities	$233,852,346	$1,063,782,320	$—		$1,297,634,666
Other Financial instruments*	$1,606,369	$—	$—		$1,606,369

**	Significant unobservable inputs were used in determining the value of portfolio securities for the International Fund. However, the value of these securities was $0 as of June 30, 2010.

Value Fund
Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock	$86,746,064	$—	$—	$86,746,064
Depository Receipts	$5,732,873	$—	$—	$5,732,873
Preferred Stock	$8	$—	$—	$8
Total Equity	$92,478,945	$—	$—	$92,478,945
Short-Term Investments	$—	$4,723,000	$—	$4,723,000
Total Investments in Securities	$92,478,945	$4,723,000	$—	$97,201,945
Other Financial instruments*	$459,446	$—	$—	$459,446

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Smaller Companies Fund

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock	$69,576,692	$—	$—	$69,576,692
Real Estate Investment Trusts	$1,786,950	$—	$—	$1,786,950
Total Equity	$71,363,642	$—	$—	$71,363,642
Short-Term Investments	$—	$5,991,000	$—	$5,991,000
Total Investments in Securities	$71,363,642	$5,991,000	$—	$77,354,642
Other Financial instruments*	$—	$—	$—	$—

Focused Opportunities Fund

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock	$53,451,785	$—	$—	$53,451,785
Total Equity	$53,451,785	$—	$—	$53,451,785
Short-Term Investments	$—	$4,538,000	$—	$4,538,000
Total Investments in Securities	$53,451,785	$4,538,000	$—	$57,989,785
Other Financial instruments*	$276,188	$—	$—	$276,188

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 6 – Income Taxes and Distributions to Shareholders

As of December 31, 2009, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Value Fund	Smaller Co Fund	Focused Opportunity Fund
Tax cost of Investments	283,430,918	1,327,184,851	101,328,513	79,667,017	58,985,061
Gross Tax Unrealized Appreciation	65,810,658	196,457,193	22,389,698	14,671,395	10,397,245
Gross Tax Unrealized Depreciation	(31,838,807)	(133,578,796)	(14,304,155)	(8,803,845)	(5,844,728)
Net Tax unrealized appreciation (depreciation) on investments	33,971,851	62,878,397	8,085,543	5,867,550	4,552,517
Net Tax unrealized appreciation (depreciation) on forward contracts and foreign currency	61	28,012	—	—	50
Net Tax unrealized appreciation (depreciation)	33,971,912	62,906,409	8,085,543	5,867,550	4,552,567
Undistributed ordinary Income	—	2,290,121	—	—	—
Capital Loss Carry Forward	(80,398,083)	(445,359,902)	(50,496,656)	(77,354,760)	(33,357,078)
Post-October Currency Losses	—	—	—	(574)	—
Post-October Capital Losses	(248,636)	(5,807,724)	—	—	—
Total accumulated gain/(loss)	(46,674,807)	(385,971,096)	(42,411,113)	(71,487,784)	(28,804,511)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

The capital loss carry forwards for each Fund were as follows:

	Capital Loss Carryover	Expires	Capital Loss Carryover	Expires
Equity Fund	38,082,419	12/31/16	42,315,664	12/31/17
International Fund	222,222,862	12/31/16	223,137,040	12/31/17
Value Fund	31,962,945	12/31/16	18,533,711	12/31/17
Smaller Companies Fund	46,712,456	12/31/16	30,642,304	12/31/17
Focused Opportunities Fund	6,874,237	12/31/16	26,482,841	12/31/17

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
Equity Fund	1,057,104	(57,137)	(999,967)
International Fund	(360,175)	360,175	—
Value Fund	(116,680)	830,503	(713,823)
Smaller Companies Fund	567,229	1,730	(568,959)
Focused Opportunities Fund	(392,236)	705,809	(313,573)

The permanent differences primarily relate to foreign currencies, securities litigation income and PFIC adjustments.

The tax composition of dividends (other than return of capital dividends for the year ended December 31, 2009 and six months ended June 30, 2010 were as follows:

	Six Months ended June 30, 2010		2009
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Equity Fund	$—	$—	$—	$—
International Fund	$—	$—	$7,264,597	$—
Value Fund	$—	$—	$598,059	$—
Smaller Companies Fund	$—	$—	$—	$—
Focused Opportunities Fund	$—	$—	$256,904	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2009.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 7 – Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At June 30, 2010, the Funds had the following forward contracts outstanding:

International Fund
Settlement Date		Currency to be Delivered	U.S. $ Value at June 30, 2010	Currency to be Received	U.S. $ Value at June 30, 2010
9/15/2010	4,820,000	Euro Currency	$7,042,020	U.S. Dollars	$5,926,407
10/22/2010	1,500,000	Euro Currency	2,111,010	U.S. Dollars	1,844,715
9/7/2010	463,000,000	Japanese Yen	5,022,237	U.S. Dollars	5,237,040
11/16/2010	176,000,000	Japanese Yen	1,954,307	U.S. Dollars	1,993,586
11/29/2010	360,000,000	Japanese Yen	4,118,192	U.S. Dollars	4,078,918
3/1/2011	305,000,000	Japanese Yen	3,438,247	U.S. Dollars	3,462,715
7/1/2011	112,000,000	Japanese Yen	1,273,871	U.S. Dollars	1,275,401
9/24/2010	4,000,000	Swiss Franc	3,924,262	U.S. Dollars	3,717,999
10/25/2010	3,930,000	Swiss Franc	3,925,290	U.S. Dollars	3,655,709
			$32,809,435		$31,192,489

Value Fund
Settlement Date		Currency to be Delivered	U.S. $ Value at June 30, 2010	Currency to be Received	U.S. $ Value at June 30, 2010
7/16/2010	354,620	U.S. Dollars	$435,875	Euro Currency	$480,386
7/16/2010	68,200	U.S. Dollars	83,827	Euro Currency	91,642
7/16/2010	229,700	U.S. Dollars	282,332	Euro Currency	284,952
7/16/2010	3,497,600	Euro Currency	4,782,128	U.S. Dollars	4,299,023
7/16/2010	146,000	Euro Currency	197,437	U.S. Dollars	179,454
8/12/2010	179,500	U.S. Dollars	268,292	Pound Sterling	259,392
8/12/2010	4,443,288	Pound Sterling	6,649,913	U.S. Dollars	6,641,216
8/12/2010	289,000	Pound Sterling	427,662	U.S. Dollars	431,957
			$12,325,433		$11,811,042

Focused Opportunities Fund
Settlement Date		Currency to be Delivered	U.S. $ Value at June 30, 2010	Currency to be Received	U.S. $ Value at June 30, 2010
7/16/2010	541,851	U.S. Dollars	$666,008	Euro Currency	$734,019
7/16/2010	121,100	U.S. Dollars	148,848	Euro Currency	162,002
7/16/2010	200,000	U.S. Dollars	245,827	Euro Currency	247,758
7/16/2010	84,400	U.S. Dollars	103,739	Euro Currency	104,702
7/16/2010	147,300	U.S. Dollars	181,052	Euro Currency	180,395
7/16/2010	2,327,232	Euro Currency	3,181,931	U.S. Dollars	2,860,482
7/16/2010	171,000	Euro Currency	231,245	U.S. Dollars	210,182
7/16/2010	77,600	Euro Currency	104,273	U.S. Dollars	95,381
8/12/2010	130,700	U.S. Dollars	195,352	Pound Sterling	188,872
8/12/2010	2,009,524	Pound Sterling	3,007,494	U.S. Dollars	3,003,561
8/12/2010	150,000	Pound Sterling	221,970	U.S. Dollars	224,199
			$8,287,740		$8,011,553

The Equity and Smaller Companies Fund do not have outstanding forward exchange contracts as of June 30, 2010.

Notes to Financial Statements  69

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 8 – Written Options Contracts

There are no option contracts written during the six months ended June 30, 2010.

Note 9 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund and the International Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the period from inception of the Classes, for the six months ended June 30, 2010, the Equity Investor Class and the International Class incurred $34, and $197,353, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

Note 10 – Line of Credit

The Trust has an unsecured $75,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the higher of the federal funds rate or overnight libor plus 0.75% per annum. As compensation for holding available the lending commitment, the Trust pays 0.12% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. There are no borrowing activity for the six months ended June 30, 2010.

Note 11 – Other Derivative Information

At June 30, 2010, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

International Fund
		Asset Derivatives		Liability Derivatives
		Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts		Unrealized appreciation on forward exchange contracts	$1,897,025	Unrealized depreciation on forward exchange contracts	$290,656
	Total		$1,897,025		$290,656

Value Fund
		Asset Derivatives		Liability Derivatives
		Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts		Unrealized appreciation on forward exchange contracts	$518,686	Unrealized depreciation on forward exchange contracts	$59,240
	Total		$518,686		$59,240

Focused Opportunities Fund
		Asset Derivatives		Liability Derivatives
		Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts		Unrealized appreciation on forward exchange contracts	$362,474	Unrealized depreciation on forward exchange contracts	$86,287
	Total		$362,474		$86,287

70  The Masters' Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

For the six months ended June 30, 2010, the effect of derivative contracts on the Funds’ Statement of Operations were as follows:

Equity Fund
Net Realized Gain (Loss) on Investments				Net Change in Unrealized Appreciation (Depreciation) on Investments
		Contracts	Total			Contracts	Total
Equity/Foreign exchange contracts*		$(19,627)	$(19,627)	Foreign exchange contracts		$(276)	$(276)
	Total	$(19,627)	$(19,627)		Total	$(276)	$(276)

International Fund
Net Realized Gain (Loss) on Investments				Net Change in Unrealized Appreciation (Depreciation) on Investments
		Contracts	Total			Contracts	Total
Equity/Foreign exchange contracts*		$(2,485,357)	$(2,485,357)	Foreign exchange contracts		$1,298,620	$1,298,620
	Total	$(2,485,357)	$(2,485,357)		Total	$1,298,620	$1,298,620

Value Fund
Net Realized Gain (Loss) on Investments				Net Change in Unrealized Appreciation (Depreciation) on Investments
		Contracts	Total			Contracts	Total
Equity/Foreign exchange contracts*		$1,096,821	$1,096,821	Foreign exchange contracts		$93,242	$93,242
	Total	$1,096,821	$1,096,821		Total	$93,242	$93,242

Smaller Companies Fund
Net Realized Gain (Loss) on Investments				Net Change in Unrealized Appreciation (Depreciation) on Investments
		Contracts	Total			Contracts	Total
Equity/Foreign exchange contracts*		$(524)	$(524)	Foreign exchange contracts		$(164)	$(164)
	Total	$(524)	$(524)		Total	$(164)	$(164)

Focused Opportunities Fund
Net Realized Gain (Loss) on Investments				Net Change in Unrealized Appreciation (Depreciation) on Investments
		Contracts	Total			Contracts	Total
Equity/Foreign exchange contracts*		$632,883	$632,883	Foreign exchange contracts		$(13,509)	$(13,509)
	Total	$632,883	$632,883		Total	$(13,509)	$(13,509)

*
Average amount outstanding during the year for equity contracts is described in note 8. Average amount outstanding during the year for foreign exchange contracts is generally consistent with amounts outstanding at June 30, 2010.

Note 12 – Subsequent Events

As of August 20, 2010, the issuance date of the financial statements, no subsequent events or transactions had occurred that require disclosure.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds are currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

Notes to Financial Statements  71

Masters’ Select Funds Trust
OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

72  The Masters' Select Funds Trust

Masters’ Select Funds Trust
INDEX DEFINITIONS

Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The S&P 500 Index consists of 500 stocks that represent a sample of the leading companies in leading industries. This index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 22 developed non-U.S. markets.

Lipper International Large-Cap Core Fund Index

The Lipper International Large-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the international large cap core fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Core Fund Index

The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper Large-Cap Value Fund Index

The Lipper Large-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in the large-cap value range, as determined by Lipper, Inc. Lipper categorizes Value Funds as those that seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Fund Index

The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI All Country World ex U.S. Index

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI All Country World ex U.S. Growth Index

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

MSCI All Country World ex U.S. Value Index

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

MSCI EAFE Index (Europe, Australasia, Far East)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI World ex U.S. Index

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index Definitions  73

Masters’ Select Funds Trust
INDEX DEFINITIONS – (Continued)

Russell 3000 Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

S&P Global ex U.S. LargeMidCap Index

S&P Global ex U.S. LargeMidCap Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

74  The Masters' Select Funds Trust

Masters’ Select Funds Trust
INDUSTRY TERMS AND DEFINITIONS

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

Diversification is the spreading of risk by putting assets in several categories of investments.

Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends

EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding

EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

Capex (capital expenditures) are expenditures creating future benefits.

Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

One basis point equals 1/100th of 1 percent.

Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

Industry Terms and Definitions  75

Masters’ Select Funds Trust
TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below.  All Trustees oversee each of the five the Masters’ Select Funds.  The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
A. George Battle 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1944)	Trustee	Term: Open Ended Time Served: 13 years	Executive Chairman, Ask Jeeves, Inc. (technology) from 2004 - 2005; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	Advent Software; Expedia Inc.; Fair, Isaac and Company, Inc.; and Netflix Inc.
Frederick August Eigenbrod, Jr. PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1941)	Trustee	Term: Open Ended Time Served: 13 years	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002	None
Taylor M. Welz 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1959)	Trustee	Term: Open Ended Time Served: 13 years
CPA/PFS, CFP. President, CCO &  Sole Owner, Welz Financial Services,  Inc., (investment advisory services and  retirement planning) since 2007.  Partner and Chief Compliance Officer, Bowman & Company LLP (certified  public accountants) from 1987 to 2007.
None
Harold M. Shefrin, PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1948)	Trustee	Term: Open Ended Time Served: Since February 2005	Professor, Department of Finance, Santa Clara University, since 1979	SA Funds – Investment Trust
Kenneth E. Gregory* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1957)	President and Trustee	Term: Open Ended Time Served: 13 years
President of the Advisor; President and Chief Strategist of Litman/Gregory Asset Management, LLC (investment advisors); President of Litman/Gregory Research, Inc. (publishers); Officer of Litman/Gregory Analytics, LLC (web based publisher of financial research) since 2000.
None
Craig A. Litman* 100 Larkspur Landing Circle, Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Term: Open Ended Time Served: 13 years	Treasurer and Secretary of the Advisor; Vice President and Secretary of Litman/Gregory Research, Inc.; Chairman of Litman/Gregory Asset Management, LLC.	None
Jeremy DeGroot* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1963)	Assistant Secretary and Trustee	Term: Open Ended Time Served: Elected Trustee December 2008	Chief Investment Officer of Litman/Gregory Asset Management, LLC.	None
John Coughlan 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Term: Open Ended Time Served: 13 years	Chief Operating Officer and Chief Compliance Officer, Litman/ Gregory Fund Advisors, LLC and Chief Financial Officer of Litman/ Gregory Asset Management, LLC.	None

*	Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

76  The Masters' Select Funds Trust

NOTES

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Notes  77

Advisor:
Litman/Gregory Fund Advisors, LLC Orinda, CA 94563

Distributor:
Quasar Distributors, LLC 615 E. Michigan St., 2nd Floor Milwaukee, WI 53202

Transfer Agent:
BFDS P.O. Box 219922 Kansas City, MO 64121-9922 1-800-960-0188
For Overnight Delivery: Masters’ Select Funds C/O BFDS 330 W. 9th Street Kansas City, MO 64105

Investment Professionals:
Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:
To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:
To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:
For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:
Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	576417109	305
Investor Class	MSENX	576417505	475
International Fund
Institutional Class	MSILX	576417208	306
Investor Class	MNILX	576417604	476
Value Fund	MSVFX	576417406	307
Smaller Companies Fund	MSSFX	576417307	308
Focused Opportunities Fund	MSFOX	57641T101	314

Website:
www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Not applicable. The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Not applicable because it is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Masters’ Select Funds Trust

By  /s/ Kenneth E. Gregory
Kenneth E. Gregory, President and
Principal Executive Officer

Date  8/31/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Kenneth E. Gregory
Kenneth E. Gregory, President and
Principal Executive Officer

Date  8/31/2010

By /s/ John Coughlan
John Coughlan, Treasurer and
Principal Financial Officer

Date  8/31/2010